As filed with the Securities and Exchange Commission on September 7, 2016

1933 Act File No. 033-46924
1940 Act File No. 811-06618

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 87	[ X ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 89	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS EQUITY FUNDS
(Exact Name of Registrant as Specified in Charter)
40 Wall Street
New York, New York 10005
(Address of Principal Executive Offices)   (Zip Code)
Registrant’s Telephone Number, including Area Code:  (212) 858-8000
Mary Carty, Esq.
First Investors Equity Funds
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)
Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ X ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS EQUITY FUNDS

CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for Class A, Advisor Class and Institutional Class shares of First Investors Long Short Fund
Statement of Additional Information for Class A, Advisor Class and Institutional Class shares of First Investors Long Short Fund
Part C – Other Information
Signature Page

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Equity Funds

Long Short Fund

Ticker Symbols
Class A:
Advisor Class:
Institutional Class:

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE DATE OF THIS
P R O S P E C T U S
IS ________ __, 2016

 TABLE OF CONTENTS

THE FUND SUMMARY SECTION	1
Long Short Fund	1
THE FUND IN GREATER DETAIL	4
Long Short Fund	5
FUND MANAGEMENT IN GREATER DETAIL	8
SHAREHOLDER INFORMATION	10
How and when does the Fund price its shares?	10
How do I open an account?	10
What share classes are offered by the Fund?	11
What about accounts with multiple owners or representatives?	11
How do I make subsequent transactions?	12
How are transactions processed?	13
What are the sales charges?	14
Does the Fund or FIMCO make payments to financial intermediaries?	14
Are sales charge discounts and waivers available for Class A shares?	15
What are the Fund’s policies on frequent trading in the shares of the Fund?	18
What about dividends and other distributions?	18
What about taxes?	19
What if my account falls below the minimum account requirement?	19
Householding policy	19
Other account privileges and policies	19
Additional Information	19
FINANCIAL HIGHLIGHTS	21

 THE FUND SUMMARY SECTION
 LONG SHORT FUND
Investment Objective:  Capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available for Class A shares” on page __ of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-__ of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	1.40%	1.40%	1.40%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]
Dividend Expenses on Securities Sold Short[3]	%	%	%
Borrowing Expenses on Securities Sold Short[4]	%	%	%
Remainder of Other Expenses	%	%	%
Total Other Expenses	%	%	%
Total Annual Fund Operating Expenses	%	%	%
Fee Limitation and/or Expense Reimbursement[5]	%	%	%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	%	%	%

1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. Expenses are based on estimated expenses expected to be incurred for the current fiscal year.
3. When there is a cash dividend declared on a security the Fund has borrowed to sell short, the Fund pays the lender an amount equal to the dividend and this payment is recorded as an expense.
4. Net borrowing expenses on securities sold short, in which the Fund may receive income or be charged a fee on the borrowed securities.
5. The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least ______ __, ___, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, expenses related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed ___% for Class A, ___% for Advisor Class and ___% for Institutional Class shares.  The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to ______ __, ___, only with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through ______ __, ___).  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 year	3 years
Class A shares	$	$
Advisor Class shares	$	$
Institutional Class shares	$	$

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund had not commenced operations prior to the date of this prospectus.

Principal Investment Strategies:  The Fund utilizes a long/short investment strategy through investments in equity securities, primarily common stocks of U.S. issuers and other instruments that provide exposure to such equity securities.  The Fund defines U.S. issuers to include issuers domiciled in the U.S. or issuers whose securities are traded on a U.S. exchange.  To a lesser extent, the Fund also may invest in equity securities of foreign issuers, primarily American Depository Receipts (“ADRs”).  The Fund may invest in companies of any market capitalization and also may invest in initial public offerings (“IPOs”).  At certain times, based on the currently existing market environment, Lazard Asset Management LLC, the Fund’s subadviser (“Lazard”), may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Fund’s portfolio to invest substantially in money market instruments, such as short-term U.S. Treasury securities and certificates of deposit.

Lazard’s approach in managing the Fund is based on its bottom-up relative-value philosophy. Under normal circumstances, the subadviser seeks to take long positions by investing in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and seeks to complement these long positions with short positions in respect of companies viewed by the subadviser to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or those that represent a sector or market hedge.  A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline.  The Fund may use short positions to seek to increase returns or to reduce risk. The total gross exposure of the Fund will typically range from 0% to 200% of the Fund’s net asset value (“NAV”) and the net exposure of the Fund will typically range from -25% (net short position) to 100% of its NAV.  As an example, if the Fund’s gross long investment exposure is 100% of its NAV and its gross short exposure is 75% of its NAV, the Fund would have a net long exposure of 25% of NAV.

The Fund is non-diversified.

Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  The Fund is intended for investors who:

■ Are seeking capital appreciation,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.

Counterparty Credit Risk.  The Fund’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Fund assets used as collateral or the loss of monies owed to the Fund by a counterparty.

Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments.

High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs and produce taxable distributions to shareholders and possibly have a negative impact on its performance.

IPO Shares Risk.  The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs may have a diminished effect on the Fund’s performance.

Leverage Risk.  The use of leverage, which the Fund’s strategy entails, may magnify the Fund’s gains or losses.

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions. Since the Fund will typically hold both long and short positions, the Fund will suffer both when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.

Non-Diversification Risk.  The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.

Short Position Risk.  Short positions may involve substantial risks. If a short position appreciates in value during the period of the Fund’s investment, there will be a loss to the Fund that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased long is limited to the amount paid for the security plus the transaction costs.  However, the Fund’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this prospectus.  When available, performance for the Fund can be accessed by visiting www.foresters.com or by calling 1 (800) 423-4026.  The performance information will provide some indication of the risks of investing in the Fund.  The information will also show changes in the Fund’s performance from year to year and show how the Fund’s returns compare to those of a broad measure of market performance.  Past performance is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Lazard Asset Management LLC (“Lazard”) serves as subadviser to the Fund.

Portfolio Manager:  Dmitri Batsev and Jerry Liu, each a Managing Director of Lazard, have served as the Fund’s portfolio managers since the Fund’s inception in 2016.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026.  The minimum initial purchase for Class A shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend the Fund or First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s Statement of Additional Information or visit Foresters Financial’s or your financial intermediary’s website.

 THE FUND IN GREATER DETAIL

The following sections provide more information about the Fund’s investment objective, principal investment strategies and principal risks.  To help you decide if the Fund may be right for you, we have also included examples of who should consider buying the Fund.

The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the Fund’s investment objective without shareholder approval.  The Board may take such action upon the recommendation of the Fund’s investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

 LONG SHORT FUND

What are the Long Short Fund’s objective, principal investment strategies and principal risks?

Objective:

Capital appreciation.

Principal Investment Strategies:

The Fund utilizes a long/short investment strategy through investments in equity securities, primarily common stocks of U.S. issuers, and other instruments that provide exposure to such equity securities. Although the Fund will primarily invest in the equity securities of U.S. issuers, to a lesser extent, the Fund may also may invest in foreign issuers, including depositary receipts and shares. The Fund may invest in companies of any market capitalization and also may invest in initial public offerings ("IPOs”). The Fund also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, Lazard Asset Management LLC, the Fund’s subadviser (“Lazard”), may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Fund to invest substantially in money market instruments, such as short-term U.S, Treasury securities and certificates of deposit.

Lazard’s approach in managing the Fund is based on its bottom-up relative-value philosophy. Under normal circumstances, Lazard seeks to take long positions by investing in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and seeks to complement these long positions with short positions in respect of companies viewed by the subadviser to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or those that represent a sector or market hedge. The Fund may use short positions to seek to increase returns or to reduce risk. It is expected that the total gross exposure of the Fund will typically range from 0% to 200% of the Portfolio’s net asset value “(NAV”) and that the net exposure will typically range from -25% (net short position) to 100% of its NAV. As an example, if the Fund’s gross long investment exposure is 100% of its NAV and its gross short exposure is 75% of its NAV, the Fund would have a net long exposure of 25% of NAV.

A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline.  Short sales of securities may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

The Fund is non-diversified.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:

American Depositary Receipts Risk:

ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, differences in accounting, auditing and financial reporting standards and governmental regulations, and the potential for political and economic instability.  ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary; a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of depositary receipts.  The securities underlying depositary receipts may trade on foreign exchanges at times when U.S. markets are not open for trading and the value of depositary receipts may not track the price of the underlying securities.

Counterparty Credit Risk:

The Fund's investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities.  Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Fund assets used as collateral or the loss of monies owed to a Fund by a counterparty.  Not all transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities.  Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets.  For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.  The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories.  Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control laws and/or regulations and potential restrictions on the flow of international capital. Many foreign countries impose withholding taxes on income and gains from investments in securities of issuers located in such countries, which the Fund may not recover.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.  Some foreign governments may default on principal and interest payments.  Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Fund to pursue its rights against a foreign government in that country's courts.

High Portfolio Turnover Risk:

Portfolio turnover is a measure of the Fund's trading activity over a one-year period.  High portfolio turnover could increase the Fund's transaction costs and produce taxable distributions to shareholders and possibly have a negative impact on its performance.

IPO Shares Risk:

The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund's asset base increases, IPOs may have a diminished effect on the Fund's performance.  The purchase of IPO shares may involve high transaction costs.

Leverage Risk:

The use of leverage, which the Fund's strategy entails, may magnify the Fund's gains or losses.  Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’ s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Market Risk:

Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical "long only" fund. The Fund's results will suffer both when there is a general market advance and the Fund holds significant "short" positions, or when there is a general market decline and the Fund holds significant "long" positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Non-Diversification Risk:

The Fund is non-diversified and, as such its assets may be invested in a limited number of issuers.  This means that the Fund's performance may be substantially impacted by the change in value of even a single holding.  The Fund's share price can therefore be expected to fluctuate more than the share price of a diversified fund.  Moreover, the Fund's share price may decline even when the overall market is increasing.  Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

Short Position Risk:

Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Fund's investment, there will be a loss to the Fund that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased long is limited to the amount paid for the security plus the transaction costs. However, a Fund's potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that the Fund may be unable to fully implement its investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, the Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. In addition, the Fund may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires the Fund to return the security to it on short notice, and the Fund is unable to borrow the security from another lender, the Fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Fund's custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Fund or may not be returned in a timely manner.

It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities to which the Fund has short exposure increases, thereby increasing the Fund's potential volatility.

Who should consider buying the Long Short Fund?

The Fund is most appropriately used to add diversification to an investment portfolio.  The Fund is intended for investors who:

■ Are seeking capital appreciation,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL

The Fund’s Adviser.

Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 40 Wall Street, New York, NY 10005.  As of the date of this prospectus, FIMCO serves as investment adviser to __ mutual funds or series of funds with total net assets of approximately $__ billion as of ____________.  FIMCO supervises all aspects of the Fund's operations.  A description of the factors considered by the Board of Trustees in approving the Advisory and Subadvisory Agreements is expected to be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2017.

The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least ____________, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed ___% for Class A, ___% for Advisor Class and ___% for Institutional Class shares.  The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to ____________, only with the approval of the Fund’s Board of Trustees.

Lazard Asset Management LLC (“Lazard”) serves as the investment subadviser of the Fund.  Lazard has discretionary trading authority over all of the Fund's assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the sub-advisor to the fund. The sub-advisor provides day-to-day management of the fund’s investments. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $174 billion as of June 30, 2016. Its clients are both individuals and institutions.

Dmitri Batsev, Managing Director, and Jerry Liu, Managing Director, at Lazard have served as the Fund’s portfolio managers since the Fund’s inception in 2016.  Mr. Batsev joined Lazard in 2002 and Mr. Liu joined Lazard in 2001.

Other Information.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers that are not affiliated with the Fund or FIMCO without approval of the Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

The Adviser and Lazard are each registered as an investment adviser under the Investment Advisers Act of 1940.

Prior Performance of Similar Accounts Managed by Lazard

The performance shown below is that of a  composite (“Composite”) consisting of all discretionary, fee-paying accounts managed by Lazard that have investment objectives, policies and strategies that are substantially similar to those of the Fund (“Other Accounts”). The inception date of the Composite is January 1, 2011.  The bar chart below shows the Composite’s total annual returns from year to year for each year since the inception of the Composite.  The table below shows how the Composite's performance compares to a broad-based market index.  The performance information for the Composite has been provided by Lazard.

As of the date of the prospectus, the Fund had not yet commenced operations, and thus, the Fund does not have performance history.  The Other Accounts are portfolios separate and distinct from the Fund. Therefore, the performance information of the Composite does not represent the historical performance of the Fund and should not be considered indicative of the future performance of the Fund.

The performance results of the Composite are presented net of all fees and expenses (other than custody fees, except for any mutual funds, for which results include all fees). The Fund bears fees and operational expenses not typically borne by managed accounts such as the Other Accounts. Performance of the Composite would have been lower if the Other Accounts had been subject to the fees and expenses of the Fund. Additionally, although it is anticipated that the Fund and the Other Accounts will hold similar securities, the investment results of a Fund and the Other Accounts are expected to differ due to differences in asset size and cash flows, which may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Fund and the Other Accounts have substantially similar investment objectives, policies and strategies.  Certain restrictions imposed by law on registered investment companies such as the Fund, including the diversification requirements imposed by the 1940 Act and the Code which, are not applicable to certain Other Accounts and may have adversely affected the performance of the Composite had they been applicable to those Other Accounts.

The returns of the Other Accounts are time weighted based upon beginning period market values. This calculation methodology differs from the standardized method of calculations required by the SEC that will be used to calculate the Fund’s performance.  If the SEC’s standardized methodology had been used to calculate the performance of the Composite, performance would have been lower.

Lazard’s Historical Performance of Composite

Calendar Year Returns Years Ended December 31

During the periods shown, the highest quarterly return was ____% (for the quarter ended ____________) and the lowest quarterly return was ____% (for the quarter ended ____________).

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years
Composite (net of fees before taxes)	-4.94%	5.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	3.99%	12.10%

SHAREHOLDER INFORMATION

How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is normally calculated as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is scheduled to be open (“Business Day”).  Shares of the Fund normally will not be priced on the days on which the NYSE is scheduled to be closed for trading, such as on most national holidays and Good Friday.  To calculate the NAV per share, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of each share class will generally differ because they have different expenses.

The Fund generally values its investments based upon its last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the time as of which the NAV is calculated (collectively, “current market values”).

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the NAV is calculated, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the time as of which the NAV is calculated, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the time as of which the NAV is calculated, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.

In the event that a security is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by the Fund that trade in markets outside the United States may fluctuate on days that the Fund is not open for business and may result in the Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.

How do I open an account?

You can open an account through a representative of the Fund’s principal underwriter, Foresters Financial Services, Inc., or any other broker-dealer, insurance company, third party administrator or other financial intermediary that is authorized to sell the Fund (collectively, your “Representative”).  It is generally the Fund’s policy to open accounts for an individual who is a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or any U.S. State; an estate (other than a foreign estate); or a domestic trust.  Accounts may be established through a variety of different registration options, including individual, joint and trust registrations.  Shares that you purchase through a financial intermediary may be held in your account with that firm.  Your Representative may help you complete the necessary paperwork to open a new account.  Your Representative will transmit your request to the Fund and may charge you a fee for this service.  Please contact your Representative for more information on how to open an account.

The Fund offers several different share classes.  Each share class has its own investment eligibility criteria, fees, expenses and other features.  Not all share classes may be available to you.  When deciding which share class to invest in, you should consider the amount you plan to invest, the fees and expenses for each share class and any sales charge discounts or waivers which may be available to you.  Your Representative can assist you in determining which share classes are available to you.  You should consider any other fees and/or charges your Representative may charge you in addition to the fees and/or charges disclosed in this prospectus.  The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Fund’s Statement of Additional Information (“SAI”).  The SAI is available free of charge by calling 1 (800) 423-4026, by visiting our website at www.foresters.com or by visiting the SEC’s website at www.sec.gov.

Investors investing in the Fund through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees.  If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply.  As discussed above, your financial intermediary also may charge fees that are in addition to those described in this prospectus.

Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  Therefore, if you are a new customer, you will be asked to provide certain information before your account may be opened, including your name, residential street address, date of birth, social security or taxpayer identification number, citizenship status and other information that will allow you to be identified.  You may also be asked to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents.  In certain circumstances, this information may be obtained and verified with respect to any person authorized to effect transactions in an account.  The Fund and your financial intermediary may reject your new account application if the required identifying information is not provided.

In addition to the identifying requirements described above, if the Fund is unable to verify your identity to its satisfaction within a maximum of 60 days of opening your account, the Fund will restrict most types of investments in your account.  The Fund reserves the right to liquidate your account at the current net asset value if the Fund has not been able to verify your identity within a maximum of 90 days of opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained.  The Fund may, in its sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if the Fund believes for any reason that a more timely resolution is necessary or appropriate.  The Fund is not responsible for any loss that may occur and the Fund will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of their decision to liquidate an account.

What share classes are offered by the Fund?

Not all classes of shares of the Fund may be available in all jurisdictions.

Class A shares:  Class A shares of the Fund are available to all investors.  Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, which is also described in the Class A shares chart.

The minimum account size for a Class A account is $1,000 for a non-retirement account and $500 for a traditional individual retirement account (“IRA”) or Roth IRA.  The Fund offers lower initial minimum investment requirements for certain types of Class A accounts and may waive the minimum account requirement if you maintain a systematic investment program.  Class A shares of the Fund charge a 12b-1 fee of 0.30%.

Advisor Class shares:  Advisor Class shares of the Fund are available to fee-based advisory programs sponsored or maintained by a financial intermediary such as a registered investment advisor, who invests at least $100,000 in the aggregate in the Fund, and to certain retirement plan service provider platforms.  The Fund may accept, in its sole discretion, investments in Advisor Class shares from purchasers not listed above.  Advisor Class shares require a minimum initial investment of $1,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Advisor Class shares in certain cases.  Advisor Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees.

Institutional Class shares:  Institutional Class shares of the Fund are available to certain retirement plan service provider platforms, individuals, corporations, registered investment companies, trust companies, endowments and foundations.  The Fund may accept, in its sole discretion, investments in Institutional Class shares from purchasers not listed above.  There is a minimum initial investment of $2,000,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Institutional Class shares in certain cases.  Institutional Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees.

What about accounts with multiple owners or representatives?

The following applies with respect to accounts opened with the Fund.  If you purchased or hold shares through a financial intermediary, the following policies may not apply.  Please contact your financial intermediary for additional information.

If you open an account that has more than one legal owner or legal representative, the Fund will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required or requested by us pursuant to the Fund’s policies to process the transaction.  For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares, (d) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (e) change the address of record on the account.  The Fund (and its affiliates) has no liability for honoring the instructions of any one joint owner; it has no responsibility for questioning the propriety of instructions of any one joint owner; and it has no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected).  The principle of “notice to one is notice to all” applies.  Thus, to the extent permitted by law, the Fund is legally considered to have fulfilled all of its obligations to all joint tenants if it fulfills them with respect to one of the joint tenants.  If you open or maintain a joint account, you consent to this policy.

Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is the policy of the Fund to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges.  Thus, any one of the designated persons is authorized to provide the Fund with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons.  The Fund has no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to it or not, to determine if they contain any restrictions on the authority of any one authorized person to provide the Fund instructions or to control the account.  The Fund may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected).  The Fund has no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account.  If you open or maintain an account for an entity, you consent to this policy.

If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Fund that you do not authorize it to accept instructions from less than all owners or representatives.  You should be aware that this could cause you to incur delays, potential market losses, and additional expenses.  You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction for which a signature guarantee is required or requested by us under the Fund’s policies.  The Fund reserves the right to change its policies concerning accounts with multiple owners or representatives without prior notice.

How do I make subsequent transactions?

Shareholders may make additional purchases in any dollar amount into accounts that have a broker-dealer of record.  The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account.  If you purchased shares of a Fund through a financial intermediary or your account is controlled by your financial intermediary, or if your shares are held in an omnibus account, you must contact your Representative or financial intermediary for information concerning how to effect transactions in the Fund’s shares or to determine if you are eligible to use the exchange policies described in this section, since the Fund can only accept instructions from your financial intermediary.  Your financial intermediary is responsible for transmitting your purchase or sale request to the Fund in proper form and in a timely manner, and may charge you a fee for this service.

1.  Contact your Representative.

After you have opened your account, you can buy additional shares of the Fund or other Funds in the First Investors fund family, redeem shares, or exchange shares into our other Funds by contacting your Representative.  He or she will handle your transaction for you and tell you what paperwork, if any, is required.  Written signature guaranteed instructions and other paperwork may be required for certain types of transactions.  See the Signature Guarantee Policies and other requirements below.

2.  Contact the Fund directly through its transfer agent.

You can also buy (provided your account has a broker-dealer of record), sell, or exchange shares of the Fund by contacting the Fund directly through its transfer agent, Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026.  You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing.  You can also request your account be rebalanced among several funds.  A rebalance is a series of exchanges which may be requested in writing.  Certain redemptions may not be transacted by telephone because they require a signature guarantee under our Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption.  The Fund does not generally accept transaction instructions via e-mail, or other electronic means.

To confirm that telephone instructions received from account owners are genuine, the Fund’s transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected).  The Fund and its transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to verify the caller’s identity and authority are reasonable.

Telephone privileges are automatically granted to all new customers.  It is your responsibility to decline telephone privileges if you do not want them.  You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them.  This will not affect your ability to place telephone orders through your Representative.  However, declining telephone privileges will prevent you from effecting transactions directly through the Fund by telephone.  This may cause you to incur delays, potential market losses, and costs.  Additional information about telephone privileges is included in the Fund’s SAI.

3.  Signature Guarantee Policies and Other Requirements.

The Fund requires written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s), excluding those which are made payable to a corporate affiliate of FIMCO for the benefit of the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed).  The Fund may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations.  These are described in the Fund’s SAI.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file.  For example, the Fund requires a Certificate of Authority to be on file before it will honor a request for a redemption for an account established for a partnership, corporation, or trust.  Similarly, the Fund requires official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships.  If the Fund is being asked to redeem a retirement account and transfer the proceeds to another financial institution, it may also require a Letter of Acceptance from the successor custodian and, for a 403(b) or 457 account, the signature of your employer or third-party administrator.  The Fund’s transfer agent may, in its discretion, waive certain requirements for redemptions.

Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer.  An exchange will be processed at the relative NAVs of the shares involved and any CDSC on the shares being exchanged and the holding period used to calculate the CDSC will carry over to the new shares.  There is no sales charge on an exchange.  However, since an exchange of Fund shares is a redemption of shares of one Fund and a purchase of shares of another Fund, it may create a gain or loss for tax purposes.  Additional information regarding how to purchase, redeem and exchange shares of the Fund is included in the Fund’s SAI.  Under certain circumstances, the Fund may permit conversion from one class of shares to another class of shares or may convert one class of shares to another class of shares within the same Fund.  The Fund reserves the right to change its Signature Guarantee Policies and other policies without prior notice.

How are transactions processed?

If a purchase, redemption or exchange order is received in good order by the Fund’s transfer agent at its offices in Edison, NJ by the time as of which the NAV is calculated, it will be priced at that day's NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption.  If you place your order with your Representative by the time as of which the NAV is calculated, your transaction will also be priced at that day's offering price provided that your order is received by our transfer agent in its Edison, NJ offices by our processing deadline.  Orders placed after the time as of which the NAV is calculated, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day's offering price.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers and third party administrators to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee, receives the order.  Once an order has been received by a Fund from an authorized financial intermediary or its authorized designee, the order will be priced at the Fund’s next computed offering price for a purchase or next computed NAV minus any applicable CDSC for a redemption.  You should contact your financial intermediary to find out by what time your purchase or redemption order must be received so that it can be processed the same day.  It is the responsibility of your financial intermediary to transmit orders that will be received by the Fund in proper form and by our processing deadline.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.  The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.  Shares of the Fund will only be issued against full payment, as described more fully in this prospectus and the Statement of Additional Information.

Payment of redemption proceeds generally will be made within 7 days.  If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to 15 days from the date of purchase).

The Fund may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.

The Fund reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.  To the extent the Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund.  For additional information about in-kind redemptions, please refer to the Fund’s SAI.

The Fund reserves the right to provide confirmations of certain transactions, including, but not limited to, purchases through periodic investment plans and certain retirement plans, on periodic statements (i.e. quarterly statements) in lieu of immediate transaction confirmations.

What are the sales charges?

The Fund offers Class A, Advisor Class and Institutional Class shares.  Class A shares are sold subject to a sales charge.  There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares.  While each class invests in the same portfolio of securities, each class has different expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, as described below.  Your broker is also responsible for ensuring that you receive any applicable sales charge waiver or discounts that are described in this prospectus.

Class A Shares
Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $100,000	5.75%	6.10%
$100,000-$249,999	4.50	4.71
$250,000-$499,999	3.50	3.63
$500,000-$999,999	2.50	2.56
$1,000,000 or more	0**	0**
* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances.  As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

The Fund has adopted a plan pursuant to Rule 12b-1 for its Class A shares.  The plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plan provides for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares.  No more than 0.25% of the Fund’s average daily net assets may be paid under the plan as service fees.  Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  Advisor Class and Institutional Class shares do not pay Rule 12b-1 fees.

Does the Fund or FIMCO make payments to financial intermediaries?

When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation.  The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own.  FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Fund.  In addition, FIMCO and its affiliates and the Fund may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Fund.  For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs.  Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments.  The compensation also may cause a financial intermediary to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.  You may contact your financial intermediary for details about any such payments it receives from the Fund, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

Are sales charge discounts and waivers available for Class A shares?

A.  Rights of Accumulation and Statements or Letters of Intent.

You may qualify for a Class A share sales charge discount under the Fund’s Rights of Accumulation (“ROA”) policy.  If you already own shares of any First Investors Funds, you are entitled to add the current values of those shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) to your purchase in computing your sales charge.  Thus, for example, if you already own shares of First Investors Funds and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.  Class A shares of the First Investors Cash Management Fund are not counted for ROA purposes if they were purchased directly without a sales charge.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by establishing a non-binding statement or letter of intent (“SOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an SOI for $100,000.

You can include in your SOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer.  For purposes of the SOI policies, spouse is broadly defined to include common law and life partners.  Furthermore, an SOI covers both existing accounts and those that are subsequently opened by a designated person during the SOI period.

You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the SOI and the amount of your SOI.  Once an SOI is established, it cannot be amended to add persons who were not specified initially nor can an SOI be “back dated” to cover prior purchases.  However, you can revise the SOI amount upward at any time during the SOI period by completing our SOI Agreement Form (or other documentation acceptable to First Investors Funds).  If the prior commitment has not been met by the time of the revision, the SOI period during which the purchases must be made will remain the same.  Purchases made from the date of the revision will receive the reduced sales charge resulting from the revised SOI.  If your prior commitment has been met by the time of the revision, your original SOI will be considered completed and a new SOI will be established.

In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an SOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under our ROA and SOI policies.  You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional entity(ies) you wish to cover at the time you enter into the SOI and the amount of your SOI.

Moreover, subject to the conditions described above, you may also receive credit for purchasing: (a) Class A shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary; (b) Institutional Class shares; and (c) Advisor Class shares (for SOI purposes, you will only receive credit for Advisor Class shares for SOIs established on or before September 30, 2015).  Such shares will be valued at their current net asset values for ROA and SOI purposes.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer or your financial intermediary of all Eligible Accounts and shares that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an SOI (if applicable).  In addition, to receive a waiver or a reduction of a sales charge, you may wish to contact your broker-dealer or financial intermediary concerning your eligibility at the time of purchase.  If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that the Fund is not able to monitor purchases that are made through an omnibus account or certain other accounts with another broker-dealer or financial intermediary.  In such circumstances, that broker-dealer or financial intermediary is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an SOI.

You are not legally required to complete the SOI.  However, if the intended investment is not completed within the specified SOI period, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time will be redeemed to pay such difference.  Once an SOI is established, a change of address will not affect the SOI.  However, a change of broker-dealer during the 13-month SOI period will terminate the SOI.  If two or more customers are covered by an SOI and one customer changes the broker-dealer on his or her account before the SOI is complete, the SOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the SOI will be adjusted.

By purchasing under an SOI, you agree to the following:

■ You authorize Foresters Investor Services, Inc. ("FIS") to reserve 5% of the shares held under an SOI in escrowed shares until the SOI is completed or is terminated,

■ You authorize FIS to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the SOI is not fulfilled or is terminated, and

■ Although you may exchange all your shares among the Funds, you may not sell or transfer the reserve shares held in escrow to an account not included in the SOI until you fulfill the SOI or pay the higher sales charge.

Purchases made without a sales charge in Class A shares of the First Investors Cash Management Fund or pursuant to any of the sales charge waiver provisions numbered 1 through 15 set forth below do not count toward the completion of an SOI.  For example, if you make a redemption before your SOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your SOI.  Similarly, any shares that you purchase without paying a sales charge under our free exchange privilege will not count towards completion of your SOI.  Purchases made pursuant to sales charge waiver provision number 16 set forth below will count toward the completion of an SOI providing such purchase amount was not derived from the redemption of shares of a First Investors Fund (excluding shares of the Cash Management Fund which were directly purchased).  For example, if you make a redemption before your SOI is completed and use the proceeds of such redemption to purchase Fund shares through a fee-based account under a program sponsored or maintained by a financial intermediary, such purchase will not count toward the completion of your SOI.

The Fund reserves the right to extend the 13-month period of any particular SOI if reasonable circumstances warrant such extension.  The Fund also reserves the right to prospectively revise its ROA and SOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an SOI prior to the change.  Additional information about the ROA and SOI policies is included in the Fund’s SAI.

B. Sales Charge Waivers and Discounts.

Class A Shares May be Purchased Without a Sales Charge:

1.  By a current registered representative, employee, officer, director, or trustee of the Fund, Foresters Financial Services, Inc. (“FFS”), or their affiliates (“Associate”), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their FFS customer account (“Eligible Relatives”), and any other person who maintains an account that has been coded as an associate account since January 30, 2004.  The accounts of such persons are referred to as “Associate Accounts.”

2.  By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a Foresters Financial 401(k) or Foresters Financial Profit Sharing Plan account into a fund account.

3.  By an employee of a subadviser of the Fund.

4.  By an employee of The Independent Order of Foresters.

5.  When Class A share dividends and other distributions are automatically reinvested in Class A shares of the same or a different fund account within the same customer account.

6.  When Class A shares are free-exchanged into Class A shares of a different fund account within the same customer account.

7.  When Class A share systematic withdrawal plan payments from one fund account, other than the Cash Management Fund, are automatically invested into shares of another fund account in the same class of shares for the same customer account.  Class A shares of the Cash Management Fund account may be automatically invested into shares of another fund account in the same class of shares for the same customer account at NAV if the customer is eligible for the free exchange privilege.

8.  When loans are repaid, unless the loan was made by redeeming Cash Management Fund shares that were directly purchased.

9.  By a group retirement plan, which includes 401(k) plans, profit sharing plans, money purchase plans, defined benefit plans, Keoghs, ERISA 403(b)s and target benefit plans available through a retirement plan recordkeeper of third party administrator.  Investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

10.  In amounts of $1 million or more.*

11.  By individuals under a SOI or ROA of $1 million or more.*

12.  When a customer who is at least age 70½ authorizes a required minimum distribution of Fund shares from a retirement account (including fee-based retirement accounts under a program sponsored or maintained by a financial intermediary) and at the same time directs the proceeds to be invested into a Fund account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.  This waiver also applies to a customer who is at least 70½ who authorizes a required minimum distribution of Fund shares from a retirement account in a fee-based advisory program sponsored or maintained by an FFS affiliate and at the same time directs the proceeds to be invested into a Fund account the shareholder owns individually or jointly provided both accounts have the same broker-dealer and address of record.

13.  When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.

14.  When you are reinvesting into a Fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of a Fund, on which you paid a front end sales charge.  This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge.  You must notify the Fund in writing that you are eligible for the reinstatement privilege.  Furthermore, if you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

15.  Registered representatives and other employees (including their spouse, life partner, children and grandchildren providing such person(s) lives at the same address as the Registered Representative or employee) of firms that are authorized to sell First Investors Funds.

16.  When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.

17.  When joint customers authorize a redemption from their joint account and at the same time direct the proceeds to be invested as a contribution into one of the joint owner’s Traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid. **

18.  When a trustee authorizes a redemption from a Trust Account, where the grantor(s) and trustee(s) are one in the same, and at the same time direct the proceeds to be invested as a contribution into his/her Traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid. **

* For items 10 and 11 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund.  If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new fund with one exception.  If the exchange is into Class A shares of the First Investors Cash Management Fund, the holding period used to calculate the CDSC will be tolled on such shares as long as they remain in the First Investors Cash Management Fund, the holding period will resume if the shares are exchanged back into a load fund, and the CDSC will be imposed if the shares are redeemed from the First Investors Cash Management Fund.  In order to ensure that the holding period and CDSC are properly computed on shares that are exchanged into the First Investors Cash Management Fund, we will create a separate account to hold such exchanged shares.  This account will not be entitled to draft check or expedited redemption privileges.

** For items 17 and 18 above, if the shares being redeemed are subject to a CDSC, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.

Sales charge waivers and discounts are also available for participants in certain other retirement programs and other categories of investors.

Any applicable CDSC on Class A shares is waived for (or does not apply to):

1.  Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gain distributions.

2.  Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability.  Proof of death or disability is required.

3.  Distributions from employee benefit plans due to plan termination.

4.  Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5.  Annual redemptions of up to 8% of your account’s value redeemed by a Systematic Withdrawal Plan.  Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6.  Redemptions by the fund when the account falls below the minimum account balance.

7.  Redemptions to pay account fees.

8.  Required minimum distributions upon reaching age 70½ provided you notify us about the required minimum distribution and you have held the shares for at least three (3) years.  Free shares not subject to a CDSC will be redeemed first.

9.  When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

10.  When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

11.  If you reinvest into the same class of a load fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A shares on which you paid a CDSC and you notify the Fund in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid.  If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid.  If you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

*For items 9 and 10, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.

The foregoing front end sales charge and CDSC waiver privileges on Class A shares do not apply to:

■ Reinvestments of systematic withdrawal amounts;

■ Automated payments such as Money Line and API;

■ Salary reduction/Employer contributions sent directly to the First Investors Funds for investment into Traditional or Roth IRAs, 403(b)(7) accounts not subject to ERISA or 457(b) accounts, SEP-IRA, SIMPLE IRA or SARSEP-IRAs;

■ Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

■ Accounts that are liquidated due to a shareholder's failure to verify his or her identity in opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained.

For additional information about sales charge waivers and discounts, please refer to the Fund’s SAI.

What are the Fund’s policies on frequent trading in the shares of the Fund?

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

Financial intermediaries that offer Fund shares may be asked to enforce the Fund’s policies to discourage frequent trading.  Financial intermediaries also may have their own policies to deter frequent trading that differ from the Fund’s policies.  In certain cases, the Fund may defer to the intermediary’s policies.  There is no guarantee that all market timing will be detected.  To the extent that the Fund’s or a financial intermediary’s policies are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

The risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by the Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the time as of which the NAV is calculated.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and other distributions?

To the extent that it has net investment income, the Fund will declare and pay on an annual basis dividends from such net investment income.  The Fund will distribute any net realized capital gains on an annual basis, usually after the end of the Fund's fiscal year.  The Fund may also make an additional distribution in any year, if necessary, to avoid a federal excise tax on certain undistributed net income and capital gains.  Dividends and other distributions declared on the Fund's share classes are calculated at the same time and in the same manner.  Dividends on each class might be affected differently by the allocation of class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or in certain cases, other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the same class of the Fund.  If you do not cash a distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If the Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares of the distributing class in accordance with the Fund’s “Returned Mail” policy, as described in the Fund’s SAI.  No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

What about taxes?

Any dividends or other distributions paid by the Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss (if any) are generally taxable to you as ordinary income or, in some cases, as qualified dividend income.  Distributions of the excess of net long-term capital gain over net short-term capital loss (if any) are generally taxed to you as long-term capital gains at lower rates, regardless of how long you owned your Fund shares.  You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.

Basis information for the sale of Fund shares is reported directly to the IRS on Form 1099-B.  You may direct us to sell specific shares for tax reporting purposes; in such case, we will follow your directions.  You may want to consult with your tax advisor about taxes before instructing us to sell shares.  Additional information regarding basis reporting, including the Fund’s default method, can be found in the Fund’s SAI.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25.  The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  The Fund will give you sixty (60) days notice before taking such action.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares, if permitted by law, during this sixty (60) day period to bring your account balance to the required minimum.

Householding policy

It is the policy of the Fund described in this prospectus to mail only one copy of the Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund covered by the same document.  You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you.  In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation.  It is the policy of the Fund to mail confirmations and account statements separately to each shareholder who shares the same mailing address.  The Fund will, however, mail quarterly statements for different shareholders who share the same mailing address in one envelope if each shareholder consents to this procedure.  We are not responsible for any losses that result from your use of this procedure.  You may request that separate copies of these disclosure documents be mailed to you by writing to us at:  Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.

Other account privileges and policies

The Fund offers a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, a variety of retirement account options, and transfer on death (“TOD”) registration.   These privileges are described in the Fund’s SAI.  There is an annual custodial/trust fee of $15 for each First Investors Fund traditional IRA, ROTH IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 457(b) account and ESA custodial/trust account and an annual custodial fee of $30 for each First Investors Fund 403(b) custodial/trust account that you maintain, irrespective of the number of Funds that are held in an account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12-month period in accordance with the provisions of the respective custodial/trust agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian/trustee as further described in the respective custodial/trust agreement and in the Fund’s SAI.  The custodian/trustee also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.  TOD accounts are administered in accordance with First Investors Fund’s TOD Guidelines.  These guidelines are set forth in the Fund’s SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.foresters.com.

Additional Information

The First Investors Equity Funds (the “Trust”) enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), principal underwriter, custodian and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, Trustees or any First Investors Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

When available, the financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated.  Financial highlights are not provided because the Fund had not commenced operations prior to the date of this prospectus.

EQUITY FUNDS
LONG SHORT FUND

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports (Reports):

Since the Fund is new, it does not have a current report to shareholders.  However, when available, these reports will include the portfolio holdings of the Fund and the annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.

Statement of Additional Information (SAI):

The Fund’s SAI provides more detailed information about the Fund.  The SAI of the Fund is incorporated by reference into this prospectus.

To obtain free copies of the Reports, when available, and the SAI or to obtain other information, you may visit our website at: www.foresters.com or contact the Fund at:

Foresters Investor Services, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
 Telephone: 1 (800) 423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.foresters.com.  To access your account information, you will need a password.

You can review and copy Fund documents (including the Reports, when available, and SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1-202-551-8090.  Electronic versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-06618)

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FIRST INVESTORS EQUITY FUNDS
Statement of Additional Information
Dated ________ __, ____
TICKER SYMBOLS

	CLASS A	ADVISOR CLASS	INSTITUTIONAL CLASS
LONG SHORT FUND
40 Wall Street
New York, New York 10005
1 (800) 423-4026
This is a Statement of Additional Information (including the appendices hereto, the “SAI”) for the Long Short Fund (the “Fund”), a series of First Investors Equity Funds (the “Trust”).
This SAI is not a prospectus and it should be read in conjunction with the Fund’s prospectus dated ______ __, ____.  Since the Fund had not commenced operations prior to the date of this SAI, this SAI does not contain financial statements for the Fund.  The financial statements and reports of an independent registered public accounting firm will be contained in the Fund’s annual and semi-annual reports to shareholders when available.  The Fund’s prospectus and SAI and, when available, the annual report and semi-annual report of the Fund may be obtained free of charge by contacting the Fund at the address or telephone number noted above or by visiting our website at www.foresters.com.
This SAI is divided into two parts – Part I and Part II.  Part I contains information that is particular to the Fund, while Part II contains information that generally applies to the funds in the First Investors Family of Funds (“Funds”), including the Fund.

Statement of Additional Information
Dated ________ __, ____
PART I – TABLE OF CONTENTS
History and Classification of the Fund	3
Investment Strategies, Policies and Risks	3
Portfolio Turnover	3
Management of the Fund	4
Investment Advisory Services and Fees	6
Portfolio Managers	7
Underwriter and Dealers	9
Distribution Plans	9
Allocation of Portfolio Brokerage	9
Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services	9
Tax Information	9
Beneficial Ownership Information	9
Financial Statements	9
Appendix A Investment Strategies Used by the Fund	A-1
Appendix B Investment Policies of the Fund	B-1

PART II – TABLE OF CONTENTS
Descriptions of Investment Strategies and Risks		1
I.	Debt Securities	1
II.	Equity Securities	10
III.	Foreign Securities Exposure	13
IV.	Restricted and Illiquid Securities	15
V.	When-Issued Securities	15
VI.	Standby Commitments	16
VII.	Derivatives	16
VIII.	Repurchase Agreements	28
IX.	Temporary Borrowing	28
X.	Temporary Defensive Investments	28
XI.	Cybersecurity Risk	29
Portfolio Holdings Information Policies and Procedures		29
Portfolio Turnover		31
Management of the Fund		32
Responsibilities of the Board of the Fund		35
Underwriter and Dealers		37
Payments To Financial Intermediaries		37
Potential Conflicts of Interests in Distribution Arrangements		38
Distribution Plan		39
Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services		39
Determination of Net Asset Value		61
Allocation of Portfolio Brokerage		62
Credit Ratings Information		64
General Information		70
Appendix A: Tax Information		A-1
Appendix B: Proxy Voting Guidelines		B-1
Appendix C: Proxy Voting Guidelines		C-1

Statement of Additional Information Part I
Dated ________ __, ____
HISTORY AND CLASSIFICATION OF THE FUND
The Trust is an open-end, management investment company commonly referred to as a mutual fund.  It was organized as a Delaware statutory trust on August 17, 2005.  The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value.  The Fund is a series of the Trust.  There are eleven other separate and distinct series of the Trust, which are described in separate documents.  The Fund has designated Class A shares, Advisor Class shares and Institutional Class shares for sale.
The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of the Fund’s or Class’ outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Board of Trustees (“Board” or “Trustees”) or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.
NON-DIVERSIFIED STATUS
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares.
Although the Fund is non-diversified under the 1940 Act, it is subject to the diversification rules of the Internal Revenue Code of 1986, as amended, that apply to all of the Funds as regulated investment companies (“RICs”). These rules provide that, among the requirements to maintain favorable tax treatment, a Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of the value of its total assets, a Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. These limits apply only as of the end of each quarter of a Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to other RICs.
INVESTMENT STRATEGIES, POLICIES AND RISKS
The Fund’s objective, principal investment strategies, and principal risks are described in the prospectus of the Fund.  A summary of each of the investment strategies that are used by the Fund is set forth in Appendix A to Part I of this SAI.  The Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies.  These policies are set forth in Appendix B to Part I of this SAI.  Appendix A and Appendix B are each part of this SAI.  Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Fund and the related risks, including strategies that are not considered principal and therefore are not described in the prospectus.
PORTFOLIO TURNOVER
Since the Fund had not commenced operations prior to the date of this SAI, there are no portfolio turnover rates to provide for the last two fiscal years.

MANAGEMENT OF THE FUND
The First Investors Family of Funds share one common investment adviser, Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees.  Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board, and the Code of Ethics that has been adopted by the Board.
Set forth below is information about the Trustees and certain Officers of the Fund.  The address of each Trustee and Officer listed below is c/o the First Investors Funds Legal Department, 40 Wall Street, New York, NY 10005.
Trustees and Officers
INDEPENDENT TRUSTEES
Name and Year of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past 5 Years
Susan E. Artmann 1954	Trustee since 11/1/2012
Retired.  Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013); Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.
None
Mary J. Barneby 1952	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012; Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).		None
Charles R. Barton, III 1965	Trustee since 1/1/2006
Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.
None
Arthur M. Scutro, Jr. 1941	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.		None
Mark R. Ward 1952	Trustee since 1/1/2010	Self employed, Consultant since 2008; Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset Management Practice (2003-2007).		None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with __ series.

OFFICERS WHO ARE NOT TRUSTEES
Name and Year of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
William M. Lipkus 1964	President since 2014
President, First Investors Family of Funds, since 2014; Chief Executive Officer, President and Director since 2012, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of Foresters Financial Holding Company, Inc. (“FFHC”); Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, and Chief Financial Officer 1998-2013 of FIMCO; Chairman since 2012, Director since 2011, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1998-2013 of Foresters Financial Services, Inc. (“FFS”); Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, Treasurer and Chief Financial Officer 1998-2013 of Foresters Investor Services, Inc. (“FIS”); Chairman and Director 2012-February 2016, Chief Administrative Officer 2012-2014, Vice President 1996-2014, Treasurer and Chief Financial Officer 1996-2013 of Foresters Life Insurance and Annuity Company (“FLIAC”); Chairman and Member of Board of Managers since 2012, Chief Financial Officer 2012-2013 of Foresters Advisory Services, LLC; Director, Foresters Equity Services, Inc. since June 2015.

Joseph I. Benedek 1957	Treasurer since 1988	Treasurer and Principal Accounting Officer of FIMCO.
Mary Carty 1950	Secretary since 2010	General Counsel of FIMCO and various affiliated companies since December 2012 and Assistant Counsel of FIMCO (2010-2012). Special Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).
Marc Milgram 1957	Chief Compliance Officer since 2010
Chief Compliance Officer of FIMCO since 2010; Investment Compliance Manager of FIMCO (2009-2010); First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); FFS, Vice President (2008-2009); and FIS, Vice President (2008-2009).

* Officers are appointed by the Board for one-year terms.

Trustee Ownership of the Fund
As of December 31, 2015
Trustee	Dollar Range of Ownership of the Fund	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Susan E. Artmann	None	Over $100,000
Mary J. Barneby	None	None
Charles R. Barton, III	None	Over $100,000
Arthur M. Scutro, Jr.	None	Over $100,000
Mark R. Ward	None	Over $100,000
† As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with __ series.
As of _________ __, ____, none of the Trustees or Officers owned Class A, Advisor Class, or Institutional Class shares of the Fund.

Compensation of Trustees
The following table lists the estimated compensation to be paid to the Trustees of the Trust for the fiscal year ending September 30, 2017 by the Fund and the compensation paid for the fiscal year ended September 30, 2015 by the First Investors Family of Funds.
Trustee	Aggregate Compensation From the Fund[1]	Total Compensation from First Investors Family of Funds Paid to Trustees2,†
Susan E. Artmann		$$103,200
Mary J. Barneby		$$103,200
Charles R. Barton, III		$$103,200
Arthur M. Scutro, Jr.		$$127,700
Mark R. Ward		$$109,200
1. Estimated for the period from _________ __, ____ through September 30, 2017.
2. Reflects total compensation paid to the Trustees from the First Investors Family of Funds for the fiscal year ended September 30, 2015.
† As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with __ series.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.
INVESTMENT ADVISORY SERVICES AND FEES
Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Fund and FIMCO under the Agreement.
Pursuant to the Advisory Agreement, set forth below is the method for calculating the current advisory fee paid by the Fund and the fee schedule for the Fund in tabular form.  The fee is accrued daily by the Fund and paid monthly, based on the Fund’s net assets, and is allocated daily to the Fund’s Class A, Advisor Class and Institutional Class shares based on the net assets of that class of shares in relation to the net assets of the Fund as a whole.  Since the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to FIMCO.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedule:
Long Short Fund:
Average Daily Net Assets	Annual Rate
Up to $100 million	%
In excess of $100 million up to $500 million	%
In excess of $500 million up to $1.0 billion	%
In excess of $1.0 billion up to $2.0 billion	%
In excess of $2.0 billion up to $3.0 billion	%
Over $3.0 billion	%
The Adviser has delegated the management of the assets of the Long Short Fund to Lazard Asset Management LLC (“Lazard”) pursuant to a Subadvisory Agreement.  The Adviser pays Lazard an annual subadvisory fee on the assets delegated to it, paid monthly, according to the following schedule.

Long Short Fund
Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets

Up to $100 million In excess of $100 million and up to $500 million Over $500 million

PORTFOLIO MANAGERS
The following section provides certain information about the portfolio managers who have responsibility for the daily management of the Fund.  This information has been provided by Lazard.
A.	Other Accounts Managed by Portfolio Managers as of June 30, 2016
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts for which Advisory Fee is Based on Account Performance	Total Assets in the Accounts for which Advisory Fee is Based on Account Performance (in millions)
Dmitri Batsev: Long Short Fund	Other Registered Investment Companies	1	$243,606,004	0	$0
	Other Pooled Investment Vehicles	1	$14,358,090	0	$0
	Other Accounts	1	$0	0	$0
Jerry Liu: Long Short Fund	Other Registered Investment Companies	2	$265,501,848	0	$0
	Other Pooled Investment Vehicles	1	$14,358,090	0	$0
	Other Accounts	1	$0	0	$0

B.  Potential Conflicts of Interest in Other Managed Accounts as of ____ __, ____
Lazard’s Portfolio Managers:
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below).  In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard.  Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.
A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.  Lazard manages hedge funds that are subject to performance/incentive fees.  Certain hedge funds managed by Lazard may also be permitted to sell securities short.  When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  As described above, Lazard has procedures in place to address these conflicts.  Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.
C.   Structure of Portfolio Managers Compensation as of ____ __, ____
Lazard’s Portfolio Managers:
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
D.  Portfolio Manager Fund Ownership as of ____ __, ____
The Fund had not commenced operations as of the date of this SAI.  Therefore, the portfolio managers did not own any shares of the Fund as of ____ __, ____.

UNDERWRITER AND DEALERS
Part II of this SAI describes the Underwriting Agreement between the Trust and Foresters Financial Services, Inc. (“FFS”), on behalf of the Fund, the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FFS to outside dealers expressed as a percentage of the offering price.  Since the Fund had not commenced operations prior to the date of this SAI, no underwriting fees or other compensation have been paid to FFS, the Fund’s underwriter, in the last three fiscal years.
DISTRIBUTION PLANS
Part II of this SAI describes the distribution plan of the Fund.  Since the Fund had not commenced operations prior to the date of this SAI, no fees have been paid under the plan.
ALLOCATION OF PORTFOLIO BROKERAGE
Part II of this SAI describes the brokerage allocation policies of the First Investors Funds.  Since the Fund had not commenced operations prior to the date of this SAI, no brokerage commissions were paid by the Fund during the previous three fiscal years.
ADDITIONAL INFORMATION CONCERNING PURCHASES, REDEMPTIONS,
 PRICING AND SHAREHOLDER SERVICES
Additional information concerning purchases, redemptions, pricing and shareholder services is set forth in Part II of this SAI.  This information generally does not repeat information already discussed in the Fund’s prospectus.  Additional information concerning the determination of Net Asset Value (“NAV”) is also set forth in Part II of this SAI.
TAX INFORMATION
General information concerning federal tax law considerations applicable to the Fund is set forth in Part II of this SAI.
BENEFICIAL OWNERSHIP INFORMATION
As of ______ __, ____, FIMCO, as initial shareholder, owned of record or beneficially owned all outstanding shares of the Fund.
FINANCIAL STATEMENTS
Since the Fund had not commenced operations prior to the date of this SAI, it does not have any financial statements.

APPENDIX A
INVESTMENT STRATEGIES USED BY THE FUND
The investment strategies that may be used by the Fund, including strategies to invest in particular types of securities or financial instruments, are listed below. The investment strategies that the Fund currently uses or currently anticipates using are noted by a check (✓) mark.  The investment strategies that the Fund does not currently anticipate using are noted by a dash (─) mark.  These notations only represent the current intentions of the Fund with respect to using the checked investment strategies.  The Fund may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund from engaging in the strategy.  To the extent permitted by its investment policies and applicable regulatory requirements, the Fund also reserves the right to alter its investment strategies or to use other strategies.  The investment policies of the Fund are set forth in its prospectus and Appendix B of Part I of this SAI.  The investment strategies listed in this Appendix, and their associated risks, are described in Part II of this SAI.
I-A-1

Long/Short Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	✓
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
* The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.

I-A-2

APPENDIX B
INVESTMENT POLICIES OF THE FUND
The following is a list of the investment policies of the Fund other than those policies that are set forth in the Fund’s prospectus.  The Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  For a description of the investment strategies that the Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of Part I of this SAI.
The Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
The Fund’s investment objective is a non-fundamental policy of the Fund.  Non-fundamental policies may be changed by the Board without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund’s assets will not cause a violation of the Fund’s investment policies.
Fundamental Policies:
The Fund may not:
(1) Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(2) Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(3) Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(4) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).
(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
(6) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies) and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
(7) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”), in the disposition of restricted securities or in connection with investments in other investment companies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total

I-B-1

assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans.  However, SEC staff interpretations currently limit fund loans of securities by prohibiting them from lending securities with an aggregate value of more than one-third of a fund’s total assets.

I-B-2

Statement of Additional Information Part II
Dated _________ __, ____
Part II of this SAI describes policies and practices that apply to the Long Short Fund (the “Fund”), as well as each other series of the First Investors Income Funds, First Investors Equity Funds and First Investors Tax Exempt Funds (“First Investors Funds”, and all such series, together the “Funds”), except as otherwise indicated.  This SAI also describes the non-principal investment strategies that the Fund may use to a more limited extent than those that are described in its prospectus.  The First Investors Family of Funds consists of 4 registered investment companies:  First Investors Income Funds, First Investors Equity Funds, of which the Fund is a series, First Investors Tax Exempt Funds and First Investors Life Series Funds.
DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS
The following are descriptions of investment strategies that may be used by the Fund as well as the risks of those strategies.  To determine which strategies are primarily used by the Fund, you must review the prospectus and appendices to Part I of the Fund’s SAI.  The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies.  Appendix A to Part I contains a schedule listing the investment strategies that the Fund currently intends to use.  The Fund may invest, to a limited degree, in any of the other investments described below even if they are not listed in the prospectus or checked in Appendix A to Part I.  Appendix B to Part I describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies.
I.             Debt Securities
The Fund may invest in all of the debt securities described below.  The market value of most debt securities is influenced by changes in the level of interest rates.  Generally, as interest rates rise, the market value of a debt security decreases.  Conversely, as interest rates fall, the market value of a debt security increases.  This is referred to as interest rate risk.  A wide variety of factors can cause interest rates to rise. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.  As of the date of this SAI, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in significant losses to the Fund.  Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise.  These policy changes may expose debt and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share prices to decline.  To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.  The liquidity level of the Fund’s portfolio may also be affected.
The market value of most debt securities is influenced by the credit risks associated with such securities.  Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Fund may be rated investment grade, may be rated below investment grade, or may be unrated.  Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality.  Debt obligations rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or BBB- or higher by Fitch Ratings, Inc. (“Fitch”) are considered investment grade by the respective NRSRO.  Bonds that are rated lower than Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch are considered below investment grade by the respective NRSRO (commonly known as “junk bonds” or “high yield”) and are referred to herein as “High Yield Securities.”  In general, the lower the credit rating for a debt security, the higher the credit risk.  As discussed below, High Yield Securities are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities.  Even debt obligations that are rated Baa3 by Moody’s or higher or BBB- by S&P or higher have speculative characteristics.  For a discussion of the NRSRO ratings used by certain Funds in making investment decisions, see section “E. High Yield Securities”.  For a discussion of investments in foreign government debt obligations and foreign debt securities, see section “III.  Foreign Securities Exposure” and also section “III.  Foreign Securities Exposure – B.  Foreign Securities Traded in the United States”.

A.  Commercial Paper and Other Short-Term Investments.  The Fund may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities.  The Fund also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies.  Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).  The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.  Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933 (the “1933 Act”), such as Section 3(a)(3) or 4(2).  The commercial paper purchased by the Fund may be liquid or illiquid.  See section “IV. Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities.  The commercial paper purchased by the Fund may be rated or unrated and may be issued by banks or bank holding companies.  The commercial paper purchased by the Fund may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables.  See section “K. Other Asset-Backed Securities.”  The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.
Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.  The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate.  While domestic bank deposits are insured by an agency of the U.S. Government, the Fund will generally assume positions considerably in excess of the insurance limits.
The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks.  These investments involve risks that are different from investments in securities of domestic branches of domestic banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Fund.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
B.  Corporate Bonds and Notes.  The Fund may invest in bonds and notes issued by corporations and other similar entities.  Corporate bonds and notes generally have maturities of between one and thirty years.  In general, the longer the maturity of a bond, the greater the interest rate risk.  The corporate bonds and notes that may be purchased by the Fund may be convertible into equity securities, which may also include hybrid securities.  See section “C. Convertible Debt Securities.” The Fund may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities.  The Fund may sell or retain such warrants or rights.
C.  Convertible Debt Securities.  The Fund may invest in convertible debt securities and/or hybrid securities.  A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer.  The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.
D.  Hybrid Securities.  Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.
E.  High Yield Securities.  The Fund may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include syndicated bank loans, floating rate loans, senior loans, or bonds.  For a discussion of syndicated bank loans, floating rate loans and senior loans, see sections “I. Syndicated Bank Loans”, “O.  Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein.  The Fund may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  The Floating Rate Fund generally invests in below investment grade securities, which it deems to be securities that are rated BB+ through B- by S&P or Ba1 through B3 by Moody’s, or an equivalent quality rating from another NRSRO, or which are deemed to be of equivalent credit quality by the subadviser.  The Fund For Income considers debt securities that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Fund to be of equivalent quality to be below investment grade.  The International Opportunities Bond Fund considers below investment grade securities that are securities rated at the time of purchase to be below the NRSRO’s top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.
Debt obligations, including convertible debt securities, rated lower than Baa3 by Moody’s and BBB- by S&P, are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn could severely affect the market for all High Yield Securities, while a substantial period of rising interest rates could severely affect the market for high yield fixed rate bonds.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.
The Fund could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk.  There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt.  Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities.  Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.
The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit the Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities, including floating rate loans and senior loans, are typically traded through a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.
The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role.  Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.
If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund.
A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.  To the extent permitted by the Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.
F.  Income Deposit Securities (“IDSs”).  An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.
IDSs are subject to the same risks as the underlying securities that make up an IDS.  There may be a thinner and less active market for IDSs than that available for higher quality securities.  An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.
G.  Indexed Securities.  The Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators.  Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.  The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer.  These securities may vary directly or inversely with the underlying instruments.  The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.
H.  Inflation-Indexed Securities.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate).  Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase.  In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease.  Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security.  However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.  The Fund may invest in inflation-related bonds which do not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
I.  Syndicated Bank Loans.  The Fund may invest in syndicated bank loans.  Syndicated bank loans may be high yield securities, which are discussed in section “E. High Yield Securities”, and/or senior loans, which are discussed in section “P. Senior Loans”.  See section “O.  Variable Rate and Floating Rate Securities” for a description of floating rate securities.  An investment in a syndicated bank loan does not violate the Fund’s fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and traded by them.  The Fund may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  The Fund would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations.  The assignments the Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, the Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  The Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.
Although syndicated bank loans in which the Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.  Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate a loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded.  Such events could negatively affect a Fund’s performance.
Investments in syndicated bank loans present the possibility that the Fund could be held liable as co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.  The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors.  In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.  Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.
The Fund may also invest in syndicated bank loans by purchasing participations.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.  The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with the purchase of participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund will be subject to credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  The settlement process may take longer than seven days.  Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what Foresters Investment Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and in those instances, where the loans can be neither sold nor settled, they will be treated as illiquid for purposes of the Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.  Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.  The amount of public information with respect to loans is generally less extensive than that available for other securities.
J.  Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the regular interest and principal.
There are three types of interest rate-related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.
Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  See section “N. U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.
K.  Other Asset-Backed Securities.  The Fund may invest in other forms of asset-backed securities in addition to asset-based commercial paper and mortgage-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, or other forms of receivables.  These securities present certain risks in addition to those normally associated with debt securities.  For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable.  For example, credit card receivables are generally unsecured.  The obligors may also be entitled to the protection of a number of state and federal credit laws.  Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.
To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities.  Moreover, a credit support depends upon the financial ability of its issuer to honor the support.
L.  Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities.  The two principal classifications of municipal securities are “general obligation” and “revenue” securities.  General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest.  Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source.  The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.
Generally, the values of municipal securities vary inversely to changes in interest rates.  Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient.  This may especially be true given the underfunded pension obligations of many municipal issuers.  National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.  There is also the risk that the interest income that the Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”), applicable state tax authorities, or a judicial body.  Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.
The market for municipal securities may become illiquid.  There may also be less information available on the financial condition of municipal security issuers than for public corporations.  This means that it may be harder to buy and sell municipal securities especially on short notice, and that it may be more difficult to value such securities.  The Fund may invest in taxable municipal securities that are issued by a local government, such as a city or related agencies for general governmental projects or to finance special projects.  The income derived from these securities is not exempt from taxation.
The Fund may invest in Puerto Rico municipal securities.  Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rico municipal obligations.  Like many U.S. states and municipalities, Puerto Rico experienced and may continue to experience a significant economic downturn.  As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch” and Puerto Rico may default on its obligations.  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.
M.  Refunded Securities.  The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”).  The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date.  These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Fund also may purchase municipal securities that have been refunded prior to purchase.  Refunded municipal securities are subject to interest rate risk.  In addition, some refunded municipal securities may have limited liquidity.
N.  U.S. Government Securities.  The Fund may invest in U.S. Government Securities.  The Fund considers U.S. Government Securities to include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued or guaranteed by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks).  These U.S. Government-sponsored entities (“GSEs”), which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported only by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.
In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). Beginning in 2008, Fannie Mae and Freddie Mac required significant Treasury support through draws under the preferred stock purchase agreements. However, they have paid significant amounts in senior preferred dividends to the Treasury.  Fannie Mae did not require any draws from Treasury from the fourth quarter of 2011 through the third quarter of 2015.  Similarly, Freddie Mac did not require any draws from Treasury from the first quarter of 2012 through the third quarter of 2015, although Freddie Mac did report a $475 million loss for the third quarter of 2015.  However, FHFA has conducted stress tests mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” substantial additional Treasury support of Fannie Mae and Freddie Mac might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae has reported that there is “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.”  Freddie Mac faces similar uncertainty about its future role.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
The Fund may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  See section “Q. Zero Coupon and Pay-In-Kind Securities.”  These securities are purchased with original issue discount and such discount is includable as gross income to the Fund shareholder over the life of the security.
The Fund may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.
O.  Variable Rate and Floating Rate Securities.  The Fund may invest in variable rate and floating rate securities (including syndicated bank loans), which are generally secured within the borrower’s capital structure, but may also be unsecured.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.
The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.
The variable and floating rate securities in which the Fund invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured.  If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable or floating rate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
P.  Senior Loans.  Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Fund typically invests only in the term loan portions of senior loan structures, although it could invest in the revolving loan portions and the pre-funded letters of credit portions.
By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Nevertheless, senior loans may still be subordinated to other obligations of a borrower.
Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).
Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods.  In addition, some loans have a LIBOR floor that prevents interest rates for the loan from falling below the contractual LIBOR floor rate even when the market LIBOR falls below the contractual floor rate.  During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its net asset value.
The Fund invests in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.
For a description of floating rate securities see section “O.  Variable Rate and Floating Rate Securities”.
Q.  Zero Coupon and Pay-In-Kind Securities.  The Fund may invest in zero coupon and pay-in-kind securities.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind securities are those that pay “interest” through the issuance of additional securities.  The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, must be accounted for each taxable year by  the Fund if it holds such securities for purposes of determining the amount it must distribute that year to qualify or continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).  See “Appendix A: Tax Information”.  Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
R.  Sovereign Debt.  Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks.  Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured.  The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser or subadviser, as applicable, endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
S. Fixed-Income Securities Issued by Supranational Organizations.  The Fund may invest in fixed-income securities issued by supranational organizations.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development.  Included among these organizations are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development.  Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
II.             Equity Securities
A.  Common Stocks, Preferred Stocks, Rights, Warrants and Options.  The Fund may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”).  Equity securities are subject to market risk.  This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  The risks of investing in equity securities can be magnified when the Fund invests in them by means of options. For the special risks associated with options, see section “VII. Derivatives – E. Futures, Forwards and Options”. The Fund may invest in equity securities of foreign companies directly or through depositary receipts.  Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.  See section “III. Foreign Securities Exposure” for the additional information on the associated strategies and risks.  The Fund may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations.  Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.
B.  Shares of Other Investment Companies.  The Fund may invest in the shares of other investment companies, including exchange traded funds (“ETFs”).  Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies.  See section “C. Shares of Exchange Traded Funds.”  Investments in the shares of other investment companies or ETFs also expose the Fund to additional expenses.  If the Fund invests in an investment company or an ETF it will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.
In July 2014, the SEC adopted additional amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors.  In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund in the 2014 Amendments to adopt a floating NAV per share (similar to all other non-money market mutual funds), instead of using a $1.00 stable share price, as has traditionally been the case.  The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress.  The SEC also adopted additional diversification, stress testing, and disclosure measures.  The 2014 Amendments represent significant departures from the traditional operation of money market funds and their impact will be significant.  Any changes to an underlying money market fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect a money market fund’s yield and return potential.  The 2014 Amendments have varying effective dates through October 2016.
C.  Shares of Exchange Traded Funds.  ETFs essentially are baskets of securities that are listed on an exchange and usually trade like individual stocks.  The value of an ETF is usually determined by demand for the ETF itself.  Although the value of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value.  In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities.
ETFs may or may not be registered as investment companies, depending upon how they are organized.  ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies.  Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depositary Receipts (“SPDRs”).  ETFs that are organized as grantor trusts, such as Holding Company Depositary Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act.  Investments in ETFs, whether or not registered as investment companies, expose the Fund to additional fees.
D.  Real Estate Related Companies. Although the Fund may not invest directly in real estate, it may invest in securities of companies that are engaged in the real estate industry or hold interests in real estate.  Investing in such securities exposes the Fund to special risks associated with the direct ownership of real estate, and an investment in the Fund will be affected by the performance of the real estate industry. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
E.  Real Estate Investment Trusts and Real Estate Operating Companies.  The Fund may invest in shares of real estate investment trusts (“REITs”).  Equity REITs invest in income-producing real estate.  They produce income from rental and lease payments as well as occasional sales of property.  Mortgage REITs make construction, development, and long-term mortgage loans.  They produce income from repayment of the loans and sales of the loan obligations.  REITs may invest in both real estate and real estate loans.

Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Code.  To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income.  The failure of a company to qualify for treatment as a REIT under federal tax law may have an adverse impact on the Fund as an investor therein.  REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.
REITs are subject to real estate industry risk.  See section “D. Real Estate Related Companies”.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties.  Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties.  For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management.  Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.  Loss of federal tax treatment as a REIT will also affect an individual REIT’s  after-tax performance.
REITs are also subject to interest rate risk.  REIT stock prices overall will decline over short or even long periods because of rising interest rates.  In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments.  Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.
REITs tend to be small or medium-size companies.  Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear its proportionate share of those fees and expenses.
The Fund may invest in real estate operating companies (“REOCs”). REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not, or are ineligible, to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower or no corporate taxation that are a common characteristic of REITs. The value of the Fund's REOC securities generally will be affected by the same factors that adversely affect a REIT.
F.  Master Limited Partnerships.  The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships (or entities classified for federal tax purposes as partnerships, such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, one or more general partners (managing members) and the limited partners (non-managing members) (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

G.  Income Deposit Securities (“IDSs”).  For a discussion of IDSs, see section “I. Debt Securities – F. Income Deposit Securities.”
III.           Foreign Securities Exposure
The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depositary receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.
A.  Depositary Receipts.  The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers.  Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted.  ADRs are not considered by the Fund to be foreign securities for purpose of any investment restrictions on investments in foreign securities.  ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
GDRs are issued globally and evidence a similar ownership arrangement to ADRs.  Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets.  Unlike ADRs, GDRs are typically denominated in foreign currencies.  They may not, however, be denominated in the same currency as the underlying securities into which they may be converted.  As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs.  GDRs also involve the risks of other investments in foreign securities.  For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.
B.  Foreign Securities Traded in the United States.  The Fund may invest directly in foreign equity or debt securities that are traded in the United States.  Such securities are generally denominated in United States dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”).  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Fund does not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.
C.  Foreign Securities Traded in Foreign Markets.  The Fund may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  When the Fund is investing in securities that are denominated in foreign currencies, it may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.  The Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon.  See section “VII. Derivatives - E. Futures, Forwards and Options” for a description of such investments.
The Fund may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market.  Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares.  Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them.  As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.
D.  Foreign Securities Traded in Emerging Markets.  The Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.
E.  Foreign Currency.  In addition to the instruments described in section “VII. Derivatives – E. Futures, Forwards and Options” below, the Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies.  Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance.  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund.  Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

F.  Foreign Currency Warrants.  Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.
IV.           Restricted and Illiquid Securities
The Fund may invest in restricted and illiquid securities.  Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the 1933 Act.  Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings.  The Fund may register restricted securities for resale.  The registration of securities for resale involves costs and the Fund generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.
Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued.  No more than 15% of the value of the Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities.  However, this restriction does not prevent the Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase.  The Fund determines whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Fund.  The Fund also considers repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.
It may be difficult or impossible for the Fund to resell restricted or illiquid securities.  As a result, the Fund could suffer losses by investing in such securities.  It may also be difficult to value such securities.  The Fund could also incur costs (such as registration fees) to resell restricted securities.
V.            When-Issued Securities
The Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.  The Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.  When the Fund enters into a commitment to purchase securities on a when‑issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment.  When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when‑issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase.  Sale of assets in the segregated account or sale of the when‑issued securities may cause the realization of a capital gain or loss.
VI.           Standby Commitments
The Fund may acquire standby commitments from banks with respect to securities held by the Fund.  Under a standby commitment, a bank agrees to buy a particular security from the Fund at a specified price at the Fund’s option.  A standby commitment is similar to a put option for a particular security in the Fund’s portfolio.  Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value.  Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when the Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace.  The Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable.  The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.
The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable.  Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment.  The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered.  Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value and are valued at zero.  When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund.  The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.
VII. Derivatives
The Fund may invest in derivative instruments.  Derivative instruments are instruments that derive their value from other financial instruments, securities, currencies, or indices.  Investments in derivative instruments can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  At times, it may be difficult to sell or value derivative instruments.  Examples of derivatives in which the Fund may invest that have special risk features, include futures and options, credit-linked securities, inverse floaters and interest rate swaps and rate locks.  The following is a description of these derivatives, including futures, forwards and options.
A. Credit-Linked Securities.  Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps.  Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps.  Investments in credit-linked securities can be an efficient means of managing the cash position of the Fund.
The risks associated with investing in credit-linked securities include the following:
1.
Market Risk.  The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.
Credit Risk and Interest Rate Risk.  The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.
4.
Liquidity Risk.  Credit-linked securities are typically not registered for public trading under the 1933 Act and are therefore considered restricted securities.  At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market. See, section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.
5.
Basis Risk.  This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and the Fund could lose money by investing in them.
B.  Inverse Floaters.  Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index.  For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases.  The secondary market for inverse floaters may be limited and they may be illiquid.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.  For purposes of calculating any limits to the extent that the Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.
C.  Interest Rate Swaps.  Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time.  For example, two parties may agree to exchange interest payments on variable and fixed rate instruments.  The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.
Most interest rate swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  There could also be delays in payment or losses if the swap dealer, through which the Fund clears its centrally cleared swaps, were to default on its obligations to the clearing organization or become insolvent.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this, the Fund will enter into interest rate swap transactions only with banks and swap dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund's Board.  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.
The Fund will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the swap agreement.  Payments on centrally cleared swap agreements are generally made on a net basis.  The Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party less any collateral pledged by the Fund will be maintained in a segregated account.  The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Because segregated accounts will be established with respect to such transactions, the Fund does not treat swap transactions as constituting senior securities.  Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
D. Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”).  An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.  MMD Rate Locks may be used for hedging purposes.  An MMD Rate Lock is an agreement between two parties -- the Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.  For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.  There is no payment made or received at inception.  If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.
In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.  As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund.  Because separate accounts will be established with respect to such transactions on the books and records of the Fund or with its custodian, the Fund does not treat MMD Rate Locks as constituting senior securities.  Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The Fund will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund’s Board.  MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make.  If the other party to an MMD Rate Lock defaults, the Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
To the extent that other types of rate locks are available or developed in the future, the Fund may enter into them on the same basis and for the same purposes as set forth above.
E. Futures, Forwards and Options.  The Fund may use futures, options, options on futures, dollar rolls, and forward contracts as part of its investment strategies. To the extent that the Fund participates in these, markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies.  The use of these strategies involves certain special risks, including: (1) dependence on the Adviser's or subadviser’s, as applicable, ability to predict correctly movements in the direction of  underlying instrument prices; (2) imperfect, or even no, correlation between the price of derivatives and movements in the prices of the  derivatives’ underlying instrument(s); (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the derivatives; and (5) the possible absence of a liquid secondary market for any particular derivative or underlying instrument at any time.  If the Adviser's or a subadviser’s, as applicable, prediction of movements in the direction of the derivatives or underlying instrument markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used.  Investments in derivatives are subject to the risk that the counterparty (or counterparties) to the derivative will be unable or unwilling to meet their obligations.

While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell an investment at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.
Futures and Options on Futures.  The Fund may purchase and sell futures contracts, including futures on securities and securities indexes. A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument(s) underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument(s)  underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument(s). Therefore, purchasing futures contracts will increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument(s), much as if the Fund had purchased the underlying instrument(s)  directly. When the Fund sells a futures contract, by contrast, the value of its futures position will move in a direction contrary to the market for the underlying instrument(s).
Certain futures, including index futures and other futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument(s).  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument(s) underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. There is no guarantee that the Fund will be able to close out its obligation.  While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument(s) or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
The Fund may enter into interest rate futures contracts and options thereon.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place.  Such investments may be used for the purpose of hedging against changes in the value of the Fund’s portfolio securities due to anticipated changes in interest rates and market conditions or for other purposes.  A public market currently exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, three-month U.S. Treasury Bills, and 10-year German Bund Notes.  Other interest futures contracts may be developed and traded in the future.
The Fund may invest in futures on equity market indices and debt market indices.  A public market exists in futures contracts covering a number of indexes, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; and the iTraxx credit index. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts may represent new investment products that lack track records.
The Fund may purchase and sell currency futures contracts. Such transactions typically will be used to hedge currency fluctuations. If the Fund anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract to protect, in part, against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Fund anticipates that a particular currency will appreciate in value.
Through the purchase and sale of currency futures contracts, the Fund may be able to achieve many of the same objectives attainable through the use of forward currency contracts (discussed below), but more effectively and possibly at a lower cost.  Unlike forward currency contracts, foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges and centrally cleared.
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency.  In that case, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts that are linked to the LIBOR.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency.  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.
The Fund may purchase and write call and put options on futures contracts, including the types of futures discussed above. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of options, as discussed herein.  Options on futures contracts have a limited life.  The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions (or positions in options on futures).  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, trading in futures and options on futures involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls. If the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect the rising market.  Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund.  If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.
The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in the value of their underlying instruments, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options thereon and of the underlying instrument can be only approximate due to differences between the futures and underlying instrument markets.
The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have less counterparty risk to the Fund because the exchange's clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as "fellow customer risk."
Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options.  Although the Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time.  In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such an event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).  However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
The Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.
Purchasers of options on futures contracts pay a premium in cash at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.
Dollar Rolls.  The Fund may enter into dollar roll transactions in which the Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time.  By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  The Fund would also be able to invest the proceeds of the securities sold.  When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of the securities transferred to another party, the securities purchased for future delivery, and the securities in which the proceeds are invested would affect the market value of the Fund’s assets.  As a result, such transactions could increase fluctuation in the Fund’s NAV.  If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.  The Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.
Forwards.  The Fund may purchase forward currency contracts.  The Fund may do so to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Fund.  For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby seek to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.  Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.
The Fund may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange.  These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund.  The Fund also may use forward currency contracts to attempt to enhance return or yield.  The Fund could also use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift the Fund’s exposure to foreign currency fluctuations from one country to another.
A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  Forward currency contracts involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund.  Even though the U.S. Treasury Department has determined that deliverable forward currency contracts are not swaps, they are subject to reporting and business conduct standards under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
The Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.  There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

The precise matching of the forward currency contract amounts and the value of any underlying securities to which the Fund seeks to hedge its currency risk will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
The Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to any NDFs that currently are, or in the future may be, centrally cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.
Options.  The Fund may purchase and write (sell) call and put options to buy securities or write (sell) call options on underlying instruments, such as securities.  When the Fund buys an option to purchase an underlying instrument (or call option), it is generally anticipating that the price of the underlying instrument will increase before the option expires.  The value of an option position will reflect, among other things, the current market price of the underlying instrument(s), which could be a security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions.  For this reason, the successful use of options depends upon the Adviser's or the subadviser’s, as applicable, ability to forecast the direction of price fluctuations in the underlying instruments.
The exercise price of an option may be below, equal to, or above the market value of the underlying instrument, at the time the option is written. Options normally have expiration dates between three and twelve months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.
The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying instrument, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, the length of the option period, the general supply of and demand for credit, and the interest rate environment.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  If the Fund wishes to terminate its obligation under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction.  Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying instrument from being called, or to permit the sale of the underlying instrument. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying instrument with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold an underlying instrument that it might otherwise have sold (or purchase an underlying instrument that it might otherwise not have bought), in which case it would continue to be at market risk on the underlying instrument.
A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  There can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because the Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying instruments used to cover an option during the period it is obligated under the option unless it substitutes other acceptable instruments.  This requirement may impair the Fund’s ability to sell or purchase an investment at a time when such a sale or purchase might be advantageous.
The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying instrument, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying instrument owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. The Fund may purchase an underlying instrument for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the underlying instrument from its inventory. In those cases, additional brokerage commissions are incurred. The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.
The hours of trading for options may not conform to the hours during which the underlying instruments are traded. To the extent that the options markets close before the markets for the underlying instruments close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
The call options that the Fund may write may be covered call options on equity securities.  The Fund’s activity in covered call options typically will be limited by the number of shares of equity security issuers held by the Fund.  When the Fund writes a call option, it gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). The potential for missing out on appreciation in an underlying instrument above the strike price related to writing call options is unlimited. If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.  Writing call options may result in frequent trading and a high portfolio turnover.
As long as the Fund’s obligation under a call option continues, the Fund retains the risk of loss should the price of the underlying security decline. If the Fund is unable to close out a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.
The Fund may also write (sell) and purchase put options on underlying instruments such as securities, securities indices and other financial indices. When the Fund writes a put option, it is obligated to acquire an underlying instrument at a certain price at any time until a certain date if the purchaser decides to exercise the option.  The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying instrument at a price that may be higher than the market price of the underlying instrument. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.  When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.  There is a risk that the market price of an underlying security will not decrease below the strike price of the put option, in which the case the Fund will not benefit from having purchased the put option.
An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.  Securities index options have characteristics and risks similar to those of securities options. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.  To the extent the Fund uses options on indices as a hedging strategy, the options’ effectiveness will depend upon the extent to which the securities being hedged correlate with price movements in the selected securities indices.  Perfect correlation is not possible because the securities held by the Fund will not precisely match the composition of the securities indices on which options are available.

The Fund may use options on currencies.  The value of options on currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.
The Fund may purchase and write covered straddles on underlying instrument(s) such as securities, currencies or bond indices.  A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  The Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies.  A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written.  The Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies.  In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money” (to the buyer), that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.  Straddles involving currencies are subject to the same risks as other foreign currency options.
Regulatory Risks of Purchasing and Selling Derivatives.  Use of derivative instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”). Under CFTC Regulation 4.5, the Fund’s “commodity interests” (such as futures contracts, options on futures contracts and swaps) other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions for the Fund’s adviser to qualify for exclusion from registration as a commodity pool operator (“CPO”)). Further, to qualify for the exclusion in Regulation 4.5, the Fund may not hold itself out as a vehicle for trading commodity interests. CFTC guidance provides a multi-factor test with respect to the marketing restriction, with no single factor being dispositive, but with the greatest weight given to whether a fund explicitly offers a managed futures strategy. The Fund’s ability to use these instruments may be limited by tax considerations. See Appendix A: Tax Information. The First Investors Equity Funds trust has claimed the exclusion on behalf of the Fund under CFTC Regulation 4.5 and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Fund.
The Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations.  The Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount.  Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets.  As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of the Fund's assets could impede portfolio management and decrease the Fund's liquidity.
F. Swaps, Caps, Floors, and Collars.  The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of buying a cap and a floor.  Caps, floors, collars and similar options are classified as swaps under the Dodd-Frank Act.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For additional information on centrally cleared swaps, see section “VII. Derivatives - C. Interest Rate Swaps”.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this risk, the creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable.  If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Most OTC swap agreements into which the Fund enters provide for the obligations of the Fund and its counterparty to be netted.  Payments on centrally cleared swap agreements are also generally on a net basis.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each netted swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund.  The Adviser and the Fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.
G. Forward Commitments.  The Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis.  When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.
Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.  The Fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions.  On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).
Firm Commitments.  Securities may be purchased on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.

Stand-by Commitments.  A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.  The primary purpose of this practice is to provide the Fund with liquidity as needed.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.  See section “VI. Standby Commitments”.
VIII.        Repurchase Agreements
The Fund may invest in repurchase agreements.  A repurchase agreement is essentially a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price.  The borrower simultaneously agrees to repurchase that same security at a higher price on a future date.  The difference between the purchase price and the repurchase price effectively constitutes the payment of interest.  In a standard repurchase agreement, the securities, which serve as collateral, are transferred to the Fund’s custodian bank.  In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller.  In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement.  The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities.  The period of these repurchase agreements will usually be short, from overnight to one week.  The securities, which are subject to repurchase agreements, however, may have long maturities.  The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.
IX.           Temporary Borrowing
The Fund may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  Borrowing may increase the risks of investing by increasing leverage and accentuating potential losses.
X.            Temporary Defensive Investments
From time to time, the Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  At such times, the Fund may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Fund may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than it otherwise would under its stated investment policies and strategies.  For a description of commercial paper and other short-debt instruments, see section “I. Debt Securities – A. Commercial Paper and Other Short-Term Investments.”  When the Fund is taking temporary defensive positions, it may not achieve its investment objectives and it could suffer losses.  For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see sections “I. Debt Securities – A. Commercial Paper and Other Short-Term Investments”, and section “III. Foreign Securities Exposure.”

XI.           Cybersecurity Risk
With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to the Fund’s assets, customer data, or proprietary information, or cause the Fund or the Fund’s service providers (including, but not limited to, the Adviser, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or the funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES
In accordance with SEC regulatory requirements, the Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q.  These forms are publicly available on the SEC's internet website (http://www.sec.gov).  The Fund also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. The Fund also publishes its top ten holdings on a quarterly basis on the Foresters Financial website at www.foresters.com.
Until portfolio holdings information for the Fund is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the Foresters Financial website, it is considered to be confidential.  Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).  Neither the Fund, FIMCO, any subadviser of the Fund, nor any access person of the Fund receives compensation in connection with the disclosure of information about portfolio securities.
Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Fund, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Fund.  This is not considered a legitimate business need for the information.  If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the Foresters Financial website.
Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

Service Provider	Service	Holding Access
FIMCO	Investment Adviser of the Fund.	Complete list on a daily basis with no lag time.
Investment Sub-Adviser	Investment sub-adviser of the Fund	Complete list of holdings under investment sub-adviser’s management on a daily basis with no lag time.
The Bank of New York Mellon Corporation and its foreign sub-custodians	Fund’s custodian and foreign custody manager, and foreign sub-custodians.	Complete list on a daily basis with no lag time.
Tait, Weller & Baker	Fund’s independent public accounting firm.	Complete list on daily basis with no lag time.
KPMG LLP	FIMCO’s independent public accounting firm.	Complete list on daily basis with no lag time.
Lipper, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
FactSet Research Systems, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Morningstar	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
Bloomberg	Provide research and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Interactive Data Corp	Provide pricing service used for the Fund.	Complete list on daily basis with no lag time.
Standard & Poor’s Securities Evaluations, Inc.	Provide back-up pricing service for the Fund.	Complete list on weekly basis with no lag time.
Broadridge Investor Communication Solutions, Inc.	Proxy voting services employed by the Fund.	Complete list on daily basis with no lag time.
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Fund on an ad hoc basis.  These third parties include: broker-dealers, pricing services, issuers (or their agents), proxy voting research providers, parties who provide insurance for municipal securities that may be purchased by the Fund, legal counsel for the Fund, Independent Trustees of the Fund and legal counsel for the Independent Trustees of the Fund.  Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag.
The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Fund, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Fund’s adviser or subadviser.
In accordance with the foregoing, Lazard  Asset Management LLC (“Lazard”) provides portfolio holdings to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, Lazard will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated, FactSet Research Systems Inc. and Glass, Lewis & Co. Service providers receive portfolio holdings at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information. Disclosure of portfolio holdings may be authorized only by Lazard’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. Any violations of the Fund’s portfolio holdings disclosure policy are reported to the Board.
FIMCO employs the following policies on behalf of the Fund with respect to portfolio holdings information.  It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Fund.  FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Fund subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Fund and may not be used for trading in the Fund shares by the broker-dealer or its clients.  These conditions do not apply if the list is made publicly available.  The Chief Compliance Officer of the Fund may also make exceptions to these policies when it is in the best interests of the Fund or the Fund’s shareholders to do so.  Any potential conflicts of interest between a Fund or a Fund’s shareholders and the Fund’s investment adviser, principal underwriter, or their affiliates and affiliated persons that arise from the potential release of portfolio holdings shall be resolved by the Chief Compliance Officer of FIMCO and the Fund, in consultation with the Legal Department, in the best interests of the Fund’s shareholders.
The Investment Compliance Department of the Fund’s Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Fund.  Any violations of these policies are reported to the Board of Trustees of the Fund on a quarterly basis.
PORTFOLIO TURNOVER
Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions and, to the extent gains exceed losses derived therefrom, larger taxable distributions to shareholders.

MANAGEMENT OF THE FUND
A.	Advisory and Subadvisory Services.
Investment advisory services to the Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”), and its address is 40 Wall Street, New York, NY 10005.  FFHC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FFHC is a subsidiary of The Independent Order of Foresters (“IOF”).  IOF owns all of the voting common stock of FFHC, the parent company of FIMCO, Foresters Financial Services, Inc. (“FFS”) and Foresters Investor Services, Inc. (“FIS”) and therefore, IOF controls each of these FFHC affiliated companies.  IOF is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.
Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing the Fund’s investments, determining the Fund’s portfolio transactions and supervising all aspects of the Fund's operations, subject to review by the Trustees.  The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund.
The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI.  The Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
Lazard serves as the investment subadviser to the First Investors Long Short Fund, a series of First Investors Equity Funds, pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Lazard is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Lazard a subadvisory fee with respect to the Fund, as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Lazard will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
FIMCO has an Investment Committee composed of the President of FIMCO, the General Counsel of FIMCO, the Chief Compliance Officer of FIMCO, and FIMCO’s portfolio managers of First Investors Funds.  The Investment Committee meets periodically to review the performance of the Fund, the investment strategies that are being used to manage the Fund and recent additions to and deletions from the portfolios of the Fund.

B. Code of Ethics.
In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, FFS have adopted a Code of Ethics to protect the Fund and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).
Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Fund or Other Advisory Clients.  The guiding principles for all Access Persons are to place the interests of the Fund and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Fund or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.
Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Fund, are subject to a number of restrictions on their personal trading activities.  Among other things, Access Persons, except the Independent Trustees (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities as defined in Rule 17j-1 under the 1940 Act and investments in the First Investors Family of Funds; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered securities and investments in the First Investors Family of Funds via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Fund.  Subject to the restrictions discussed above, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund.
Lazard, which serves as subadviser to the First Investors Long Short Fund, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Among other things, Lazard’s Code of Ethics restricts the personal securities transactions of employees and requires portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Code of Ethics is to ensure that personal trading by employees does not disadvantage the Fund.
C.	Proxy Voting Policies and Procedures.
The First Investors Family of Funds, which includes the Fund, have adopted policies and procedures for determining how proxies relating to portfolio securities held by the funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the funds, their shareholders, and their advisers, subadvisers, and other affiliated persons.  For Funds that are managed by FIMCO, the Board has approved the use of FIMCO’s proxy voting policies and procedures for the Fund.  The proxy voting policies and procedures used by FIMCO are attached as Appendix B to Part II.  For each Fund that is managed by a subadviser, the Board has approved that subadviser’s proxy voting policies and procedures.  All proxies are required to be voted in accordance with the best interests of the Funds.  However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue.  Moreover, the Funds may not vote all proxies for a variety of reasons described below.
1.	FIMCO.
FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the FIMCO-managed Funds to Broadridge Investor Communications Solutions, Inc. (“Broadridge”).  However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue.  FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO.  FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”).  A copy of Glass Lewis’ Proxy Paper Guidelines is attached as Appendix B to Part II of this SAI.
If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.
2.	Lazard.
Lazard’s Proxy Voting Policies and Procedures are attached as Appendix C to Part II of this SAI.
3.	Situations Where Proxies May Not be Voted.
FIMCO or Lazard may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
4.	Proxy Voting Record of the Fund.
Since the Fund is new, it does not have a proxy voting record.   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.

RESPONSIBILITIES OF THE BOARD OF THE FUND
Leadership Structure and Oversight Responsibilities.  There is one common Board of the Funds within the First Investors Family of Funds.  The Board is responsible for oversight of the Funds.  The Trust has engaged FIMCO to manage each Fund on a day-to-day basis.  The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds.  The Board currently is composed of five Trustees, all of whom are Independent Trustees.  The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings.  In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings.  The Independent Trustees meet regularly outside the presence of Fund management in executive session.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters.  The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees).  Currently, all of the Independent Trustees serve on these committees.  The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee.  The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.
The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds.  Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur.  Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models.  Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers.  As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions.  The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers.  The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved.  Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, coordinating and facilitating the presentation of educational topics to the Trustees, coordinating and facilitating the Board’s annual self-

assessment and reviewing Trustee compensation.  During the last fiscal year, the Governance Committee met once to discuss nominating, compensation and other matters.
When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o Foresters Investment Management Company, Inc., 40 Wall Street, New York, New York 10005.
The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met four times during the last fiscal year.
The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.  Additional information about the Trustees is included in Part I of this SAI.
Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She  retired in 2013 as Chief Financial Officer and Executive Vice President at HSBC Insurance North America (2012-2013) and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.
Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.
Charles R. Barton, III.  Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006.  He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007.  In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider.  Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.
Arthur M. Scutro, Jr.  Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013.  In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries.  Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.
Mark R. Ward.  Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010.  He has over 32 years of experience in the accounting industry.  Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice.  Currently, Mr. Ward serves as a consultant with respect to accounting matters.

UNDERWRITER AND DEALERS
The Fund has entered into an underwriting agreement (“Underwriting Agreement”) with Foresters Financial Services, Inc. (“Underwriter” or “FFS”), located at 40 Wall Street, New York, New York 10005 that requires the Underwriter to use its best efforts to sell shares of the Fund.  The shares of the Fund, are offered on a continuous basis.  The Underwriting Agreement provides that it will continue in effect from year to year, with respect to the Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval.  The Underwriting Agreement will terminate automatically in the event of its assignment.
FFS may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with FFS during a particular period.  Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
The following table lists the current sales charge with respect to Class A shares of the Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:
Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $100,000	5.75%	6.10%	4.72%
$100,000 but under $250,000	4.50	4.71	3.69
$250,000 but under $500,000	3.50	3.63	2.87
$500,000 but under $1,000,000	2.50	2.56	2.05
$1,000,000 or more	0	0	*
* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter or Statement of Intent of $1 million and purchases by group retirement plans pursuant to sales charge waiver privileges.  The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90% of the amount invested to dealers on such purchases.  If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances.  Furthermore, there is no sales charge on purchases of Advisor Class and Institutional Class shares, or on Class A shares purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.
** In the case of retail sales by FFS, FFS retains the entire sales charge as its dealer concession.
PAYMENTS TO FINANCIAL INTERMEDIARIES
FFS or the financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above.  In addition to those payments, FIMCO, FFS or one or more of their affiliates (collectively, “FIMCO”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of the Fund.  FIMCO and the Fund also may make payments for certain administrative services.  Payments made by FIMCO are from its own resources which, in the case of FFS, may include the retention of underwriting concessions and payments that FFS receives under the Rule 12b-1 Plans.  These additional cash payments are described below.  The categories described below are not mutually exclusive.  The same financial intermediary may receive payments under more than one or all categories.
Revenue Sharing Payments.  FIMCO may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds, including the Fund.  The benefits that FIMCO receives when it makes these payments include, among other things, placing the Fund on the financial intermediary's funds sales system, placing the Fund on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management.  FIMCO may compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
Revenue sharing payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts.  FIMCO may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. FIMCO and the Fund may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts.  FIMCO and the Funds also may make payments to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing.
Other Cash Payments. From time to time, FIMCO, at its own expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Fund.  This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.  Such compensation may include financial assistance to financial intermediaries that enables FIMCO to: (1) participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees; (2) participate in client entertainment, client and investor events, and other financial intermediary-sponsored events, and (3) pay travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.
FIMCO is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries.  To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients' accounts, FIMCO benefits from the incremental management and other fees paid to FIMCO by the Fund with respect to those assets.
In certain cases these payments could be significant to the financial intermediary.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus and this SAI.  You may ask your financial intermediary about any payments it receives from FIMCO or the Fund, as well as about fees and/or commissions it charges.
POTENTIAL CONFLICTS OF INTERESTS IN DISTRIBUTION ARRANGEMENTS
The principal underwriter for the Fund, FFS and FIMCO, the Fund’s Adviser, are subsidiaries of the same holding company.  Their income and profits are shared at the holding company level.
FFS offers both Funds in the First Investors Family of Funds and outside (i.e., non-proprietary) funds.  FFS focuses the training that it provides to its representatives and sales managers on the First Investors Family of mutual funds and insurance products.  The training of representatives and sales managers centers primarily on developing suitable investment portfolios for customers based on the proprietary products that FFS offers.  FFS believes that its own Family of Funds and insurance products is sufficiently diverse to meet the needs of most of its clients.  FFS also knows more about its own products and has better supervisory control over them.  Although FFS allows its representatives to sell a variety of non-proprietary funds, it does so solely as an accommodation to clients who wish to invest in funds other than Funds in the First Investors Family of Funds.  In most of FFS’s offices, non-proprietary funds represent a small percentage of fund business.  Indeed, many FFS representatives do very little business in non-proprietary funds.
FFS generally pays its sales representatives and managers more for selling First Investors Funds than for selling non-proprietary funds. FFS believes that this is fair and appropriate because, unlike many other firms, it does not accept revenue sharing or other forms of financial support from the sponsors of outside fund groups. Its sole compensation for selling outside funds is its portion of the sales charge and Rule 12b-1 fees (if any) that are disclosed in the applicable prospectus. Thus, outside funds do not share in FFS’s costs of recruiting, training, or supervising its representatives. The compensation that a FFS representative or sales manager earns on the sale of a particular product depends, of course, upon a variety of factors, including the type of product, the sales charge rate, whether a breakpoint or discount is available, the class of shares being sold, and the concession that is received by the dealer. However, all else being equal, as noted above, FFS representatives and sales managers receive more compensation for selling First Investors Funds than for selling similar outside funds.

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan for only Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”).  Under the Plan, the Fund compensates the Underwriter for certain expenses incurred in the distribution of the Fund’s Class A shares and the servicing or maintenance of existing Fund shareholder accounts at an annualized rate of up to 0.30% of the Fund’s average daily net assets attributable to its Class A shares.  Distribution fees under the Plan may be used to make payments to registered representatives and dealers for sales of Class A shares, the costs of printing and dissemination of sales material or literature, prospectuses used as sales material and reports or proxy material prepared for the Fund’s shareholders to the extent that such material is used in connection with the sales of Class A shares, and general overhead of FFS, the Fund’s underwriter.  Service fees are fees paid for services related to the maintenance and servicing of existing shareholder accounts, including shareholder liaison services, whether provided by individual representatives, dealers, FFS or others.
The Plan will continue in effect from year to year as long as its continuance is approved annually by either the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund.  In either case, to continue, the Plan must be approved by the vote of a majority of the Independent Trustees of the Fund.  The Fund’s Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Plan can be terminated at any time by a vote of a majority of the Fund’s Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund.  Any change to any Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of the Fund as well as any class of shares that converts into that class.  Such changes also require approval by a majority of the Fund’s Independent Trustees.
In adopting the Plan, the Board of the Fund considered all relevant information and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders.  The Board believes that amounts spent pursuant to the Plan have assisted the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.
ADDITIONAL INFORMATION CONCERNING PURCHASES,
 REDEMPTIONS, PRICING, AND SHAREHOLDER SERVICES
The following is supplemental information concerning purchases, redemptions, pricing and shareholder services for the Fund.  This information generally does not repeat information already discussed in the Fund’s prospectus.  Information related to the treatment of Class B shares generally does not apply to the Fund.  We reserve the right to change our policies for opening accounts, processing transactions, and providing other shareholder services without prior notice.  The distributor and transfer agent reserve the right to reject an account application, investment check, or other purchase request for any reason and are not obligated to provide notice to you beforehand.  This section provides additional information regarding our policies when you open an account with and invest in the Fund directly through FFS.  If you are invested in the Fund through a broker-dealer or financial intermediary, please consult with your broker-dealer or financial intermediary for information regarding how to purchase, redeem, and exchange shares of the Fund, investment minimums, available privileges and applicable fees.  Your broker-dealer or financial intermediary may also charge fees that are in addition to those described in the Fund’s prospectus.
Additional Information on How To Open An Account.
General Customer Identification Requirements
The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account, unless such customer is otherwise exempt from verification.  To comply with these requirements, generally we must obtain certain information about a new customer before we can open a new account for the customer, including the customer’s name, residential street address, date of birth (in the case of a natural person), social security or other taxpayer identification number (“TIN”), and citizenship status.  It is our general policy not to open accounts for non-resident aliens.  Additional information may be required to open an account for an entity and in certain other circumstances.

The starting point in the process is the completion of an account application.  If you are opening an account through FFS, you must first complete and sign a Master Account Agreement (“MAA”) unless your account is part of a qualified group retirement plan.  Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you are opening a Fund account through a broker-dealer other than FFS, you will generally be required to complete an application for non-affiliated broker-dealers unless your account is established through Fund/SERV or Networking.  If your account is being established through Fund/SERV or Networking, you may need to complete an application for non-affiliated broker-dealers and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker-dealers that process transactions through Fund/SERV or Networking are responsible for obtaining your permission to process transactions and for ensuring that the transactions are processed properly.
Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of Fund shares.  Such a fee is in addition to the fees and charges imposed by the Fund.  The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer.  Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the Fund’s prospectus and this Statement of Additional Information.  Your broker-dealer will be able to provide you with specific information about any processing or service fees you will be charged.
As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card.  In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information such as the name, address, date of birth, citizenship status, and social security number of the person or persons who have authority over the account.
Once we have received your application and such other information as is required, we will attempt to verify your identity or in the case of an entity, the identity of the authorized person(s) using documentary evidence or information obtained from a consumer reporting agency, public database or other source.  If we are unable to verify your identity to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account.  We reserve the right to liquidate your account at the current net asset value within a maximum of ninety (90) days of its opening if we have not been able to verify your identity.  For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee.  We will attempt to verify each trustee before investing assets in the name of a Trust.  In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned.  In the instance of a 403(b) or 457(b) account, verification must be completed to our satisfaction before your account will be established or investment honored.  Our transfer agent, Foresters Investor Services, Inc. (“FIS”) is responsible for verifying each new customer’s identity on our behalf.  If FIS has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination.  In these instances, we may decline to establish an account for you, restrict transactions in your account before 60 days have elapsed from the date your account was opened and may also redeem your account before 90 days have elapsed from the date your account was opened.
The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts or certain other accounts as permitted by law, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates.  If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.
Specific Account Requirements
Listed below are the account opening requirements for our most common types of accounts.  After you select the class of shares you want to invest in, the type of account you want to open and the Fund(s) you want to purchase, you need to deliver your completed customer application to the Fund’s transfer agent or your Representative, along with supporting documentation and your check.  Upon receipt of your properly completed paperwork, a “Customer Account” will be opened for you.  The term “Customer Account” refers to all fund accounts owned by the same customer.  An individual and a joint account represent two different customers.  Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two “Customer Accounts.”

It is the policy of the Fund to accept certain instructions from any one owner or legal representative of an account that has multiple owners (such as a joint account) or multiple legal representatives (such as a trust with multiple trustees).  The Fund bears no responsibility for accepting such instructions.
A.  Non-Retirement Accounts.
We offer a variety of “non-retirement” accounts, which is the term used to describe all accounts other than retirement accounts.
Individual Accounts.  Individual accounts may be opened by any adult individual who resides in the U.S.  You must certify that you are a legal resident of the U.S. on the MAA or an application for non-affiliated broker-dealers and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), mailing address (if different from the residential address), TIN, date of birth, citizenship status, and other such information as may be required by law.  If you are not a U.S. citizen, you must also disclose your country of origin and generally provide a photocopy of an unexpired green card.
Joint Accounts.  Joint accounts may be opened by two or more adult individuals who reside in the U.S.  Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant’s personal information must be verified as required by the USA PATRIOT Act.  Joint ownership may take several forms, e.g., joint tenants with rights of survivorship, tenants in common, etc.
It is your obligation to specify the type of joint account that you want to establish and to verify that it is valid in your state.  The laws governing joint or community property vary by state of residence.  You may want to consult a lawyer about your registration choice.  For joint tenants with rights of survivorship and tenants by the entirety, on the death of an account owner the entire interest in the account generally goes to the surviving account owner(s).  For tenants in common, a deceased account owner’s interest generally goes to the account owner’s estate.  Tenants in common are responsible for maintaining records of the percentages of their ownership in the account.  Irrespective of the type of joint account that you select, each joint tenant is responsible for notifying us immediately of the death of any other joint tenant.  You agree that we are not liable for any transactions, payments, or distributions that we process prior to our receipt of such notice (as long as any one joint tenant has authorized the transaction).  When we are notified of the death of a tenant in common, we may require that any subsequent transaction in the account be approved by his or her legal representative as well as the surviving tenant in common.
Transfer on Death (“TOD”) Accounts.  TOD accounts are available on all Fund accounts in all states (unless held in an omnibus account).  TOD accounts allow individual and joint tenants with rights of survivorship to name one or more beneficiaries.  The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners.  To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors Funds TOD Registration Request Form or Non-Retirement Account TOD Beneficiary Designation.  See “Transfer on Death Guidelines” further in this SAI.
Coverdell Education Savings Accounts (“ESAs”).  ESAs may be opened for a beneficiary by his (her) parent or legal guardian (“Responsible Individual”) who resides in the U.S.  These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child).  To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an Application.  If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor.  The Responsible Individual is considered the customer and must furnish the same information, as he or she would provide for an individual account.  Certain information must also be provided for the Depositor as well as the Designated Beneficiary.
There is an annual custodial fee of $15 for each ESA, irrespective of the number of Funds that are held in the account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and also discussed below under the heading “B. Retirement Accounts”. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.
Gifts and Transfers to Minors Accounts.  These accounts may be opened for minors established under the applicable state’s Uniform Gifts/Transfers to Minors Act.  They are registered under the minor’s social security number.  We require the name, residential address, mailing address (if different from the residential address), date of birth, citizenship and TIN of both the minor and the custodian on the MAA or an application for non-affiliated broker-dealers.  For accounts opened under a Uniform Gifts to Minors Act (UGMA) or a Uniform Transfer to Minors Act (UTMA), you agree that all assets belong to the minor and that you will only use them for the minor’s benefit – even after the assets have been removed from the account.  We have no obligation to monitor your instructions concerning the account or how you use the assets held in the account.  In addition, you consent to re-registering the account in the name of the minor once the minor reaches the age at which custodianship ends, and consent to allow the minor to redeem any and all assets from the account once the minor reaches the age at which custodianship ends.
Conservatorship/Guardianship Accounts.  These accounts may only be opened by legal representatives.  To establish a conservatorship or guardianship account, you must complete an MAA or an application for non-affiliated broker-dealers and provide the name, residential address, mailing address (if different from the residential address), date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian).  In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian.  A First Investors Funds Agent’s Certification Form may also be required, and the identity of the conservator/guardian will be verified.
Estate Accounts.  Estate accounts may be opened by completing an MAA or an application for non-affiliated broker-dealers and providing the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate.  You must also provide an original or certified copy of the death certificate and a certified copy of Letters Testamentary/Administration.  A First Investors Funds Agent’s Certification Form may also be required, and the identity of the estate representative will be verified.
Corporate Accounts.  Corporate Accounts may be opened for corporations that are organized in the U.S.  The entity’s name, U.S. business address, mailing address (if different from the residential address), and TIN must be provided on the MAA or an application for non-affiliated broker-dealers.  We will generally require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead in addition to the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and social security number of the authorized person(s) for the entity.  The accounts of publicly traded corporations are exempt from some of these requirements.  We recommend that you furnish documentary proof of the entity’s existence when you apply to open the account.  A First Investors Funds Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.
Partnership Accounts.  Partnership Accounts may be opened for partnerships that are organized in the U.S.  You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or an application for non-affiliated broker-dealers along with the pages of the partnership agreement which show the names of all general partners and authorized persons who have authority to act for and on behalf of the partnership.  The names, residential addresses, mailing address (if different from the residential address), citizenship statuses, dates of birth and social security numbers of all general partners and authorized persons are also required.  The accounts of publicly traded partnerships are exempt from some of these requirements.  A completed COA to identify the persons who have authority to effect transactions in the account may also be required.
Trust Accounts.  Trust Accounts may be opened for trusts that are formed in the U.S.  You must provide the name of the trust, its address, and TIN as well as the name, residential street address, mailing address (if different from the residential address), date of birth, social security number and citizenship status for each trustee on a completed MAA or an application for non-affiliated broker-dealers, along with a copy of the pages of the trust document which show the name and date of the trust and the appointment of all trustees and their signatures.  A COA to identify the persons who have authority over the account may also be required.
B.  Retirement Accounts.
To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts but also complete a product application.  We may require that a customer’s identity be verified to our satisfaction before we open certain types of retirement accounts.  Certain retirement products also require the employer to complete a form.  Under certain circumstances, the transfer agent may accept faxes, and other automated transaction data from retirement plans.
We offer the following types of retirement plans and accounts for individuals and employers:
•	Individual Retirement Accounts (“IRAs”) including Roth and Traditional IRAs.
•	IRA for Minors with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.
•	SIMPLE IRAs (Savings Incentive Match Plans for Employees of Small Employers) for employers.
•	SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment.
•	SARSEP-IRAs (Salary Reduction Simplified Employee Plans) can only be established through trustee-to-trustee transfers.
•	403(b)(7)s for governmental entities, and eligible tax-exempt organizations.
•	457(b) for governmental plans.
•	Money Purchase Pension & Profit Sharing (MPP/PSP) plans for sole proprietors and partnerships.
There is an annual custodial/trustee fee of $15 for each Traditional and Roth IRA, Traditional and Roth IRA for minors, SIMPLE IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, and 457(b) account and an annual custodial fee of $30 for each 403(b) custodial account that you maintain, irrespective of the number of Funds that are held in an account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement.  The custodian/trustee reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account/trust holders.
The fee will be deducted subject to the following conditions:
To the extent that an account holder maintains assets in the Cash Management Fund, the fee will first be deducted from those assets.  If the assets in the Cash Management Fund are less than the fee, the balance of the fee will be deducted equally from the remaining Funds. For 403(b)s, the fee will be deducted first from the Cash Management Fund within the employer contribution portion of the account, if any.  If the assets in the Cash Management Fund within the employer contribution portion of the account are less than the fee, the balance of the fee will be deducted equally from the remaining Funds within the employer contribution portion of the account.  To the extent there are insufficient assets in the employer contribution portion of the account to cover the fee, the fee will be deducted from Funds held in the employee contribution portion of the account in the same order as above.  To the extent there are insufficient assets in the employer contribution account and employee contribution portion of the account, the fee will be deducted from Funds held in the rollover account in the same order as above.
Notwithstanding the foregoing, the fee may be waived or reduced for any reason which, in the opinion of the custodian/trustee, is acceptable or desirable, including the following:
•	If the value of all accounts in the account holder’s customer account is equal to or exceeds $100,000 as of the last business day of the first quarter, the fee is waived for the following 12-month period.
•	If the value of all accounts in the account holder’s customer account is equal to or exceeds $50,000 and is less than $100,000 as of the last business day of the first quarter, the fee is reduced by 50% for the following 12-month period.
•	If a participant establishes a 403(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets (contributions, contract exchanges, transfers, rollovers, etc.) are first accepted by the First Investors Funds for investment into that custodial account. Similarly, if a participant establishes a 457(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets are first accepted by the First Investors Funds for investment into that custodial account. After the 12-month period has expired, if the participant does not otherwise qualify for a fee waiver, the fee will be deducted from the 403(b) custodial account, or, if applicable, the 457(b) custodial account on the last business day of the first quarter for the following 12-month period. For example, if a participant establishes a 403(b) custodial account on May 15, 2013, the participant will not be subject to the fee until the last business day of the first quarter of 2015.
•	If the custodial account is maintained by an Associate, as defined in the Fund’s prospectus, the fee is waived.

For purposes of determining the value of accounts held by the account holder, customer account means all First Investors Funds within the same 10-digit customer number assigned to the account holder that includes the applicable custodial/trust account(s). Under no circumstances will all or a portion of the fee be returned to the account holder if the account holder subsequently meets the requirements for a reduced or waived fee or if the account holder subsequently terminates the custodial account.
Special Information for participants in 403(b)(7) Accounts or 457(b) Accounts
By establishing and maintaining a 403(b)(7) account or 457(b) account through the First Investors Funds, you authorize us to share certain information regarding your 403(b)(7) account or 457(b) account with your current or former 403(b)(7) or 457(b) employer, as well as its Third Party Administrator (“TPA”) and any vendor or agent authorized by the employer.  If permitted by a plan or an agreement with a TPA, you also authorize us to pay plan expenses from your account.
As of January 1, 2009, new First Investors Funds 403(b) accounts are only available through Foresters Financial Services, Inc. (“FFS”) as dealer of record.  If an existing participant has a 403(b) account that is not currently serviced by FFS, the participant may maintain the current broker-dealer on the account.  Dealer changes to FFS and changes from a dealer other than FFS to a dealer that has an executed selling agreement with the Fund will be accepted.  If a request is received to remove FFS as the dealer or to change the dealer to a dealer that does not have a selling agreement with the Fund, the account will be deemed to be a direct Fund shareholder and additional investments will not be accepted.  FFS no longer pays 12b-1 service fees to other broker-dealers on First Investors Funds 403(b) custodial accounts.  First Investors Funds 457(b) accounts are offered exclusively through FFS as dealer of record.  Dealer changes on First Investors Funds 457(b) accounts will not be accepted.
Additional Information on How to Place and Pay For an Order.
Placing Your Purchase Order
Investors may purchase shares of the Fund through financial intermediaries.  These orders may be placed through a Representative, or by sending us a check directly with a payment stub or written instructions.  When purchasing shares directly through the Fund, remember to include your Fund account number on your check made payable to FFS or the Fund.  Additional purchases into existing Fund accounts may be subject to limits that may be imposed by the type of account, share class that you own and be made in any dollar amount.  There is a $1,000 minimum on purchases made through your representative over the phone.  There is also generally a minimum amount of $100 for purchases your broker-dealer may place through Fund/SERV.
For Overnight Mail, send checks to:	For Regular Mail, send checks to:

Foresters Financial Services, Inc.	Foresters Financial Services, Inc.
Attn: Dept. CP	Attn: Dept. CP
Raritan Plaza I, 8th Floor	P.O. Box 7837
Edison, NJ 08837-3620	Edison, NJ 08818-7837

Purchases are processed when they are received in “good order” by our Edison, NJ office.  To be in good order, the class of shares you are requesting to purchase must be available to you, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed (in the instance of 403(b), 457(b) and trust accounts, verifications must be completed to our satisfaction), and payment must be received.  If your order is received by the regularly scheduled close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive that day’s public offering price.  This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.
Certain types of purchases can only be placed by written application and certain retirement contributions may only be made through an employer.  For example, purchases in connection with the opening of retirement accounts may only be made by written application.  Furthermore, rollovers of retirement accounts will be processed only when we have received your written application, rollover proceeds and any additional documentation we may require.  Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of the Fund will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV.  If you place your order with your representative, your transaction will be processed at that day’s public offering price provided that your order is received in our Edison, NJ office by the regularly scheduled close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders submitted via the Fund/SERV system.  Orders received after these deadlines will be processed at the next Business Day’s offering price.
If you are buying shares of the Fund through a broker-dealer other than FFS, other requirements may apply.  Consult your broker-dealer about its requirements.
Orders placed through a Foresters Financial registered representative must generally be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.
If there is a registered representative or other broker-dealer representative of record on your account, he or she will be able to obtain your account information, conduct certain transactions and updates for your account, and receive copies of notifications and statements and other information about your account directly from the Fund.
It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately.  A broker-dealer may charge a processing fee to place your order.  The Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion.  Any such disputes must be settled between you and your broker-dealer.
The Fund reserves the right to refuse any purchase order, without prior notice.  We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful.  The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.
Paying For Your Order
Payment must be provided with the appropriate application to open a new account.  Payment for other types of transactions is due within three (3) Business Days of placing an order or the trade may be cancelled.  (In such event, you will be liable for any loss resulting from the cancellation.)  To avoid cancellation of your order, you may open a money market fund account and use it to pay for subsequent purchases.  Generally, an investment into a Fund account will be made from a bank account controlled by the same person.  When this is not the case, we reserve the right to require additional information about the relationship of the payer to the account owner, the purpose of the account, source of funds, and such other information to conclude that the account is being used for a lawful purpose before the investment will be made.  In addition, we may require identifying information about the payer on the check.
Purchases made pursuant to our Automatic Investment Programs are processed as follows:
•	Money Line investments are processed on the date you select on your application (or the Business Day following a weekend or other day that either we or the banking system is closed); and
•	Automatic Payroll Investments are processed on the date that we receive funds from your employer.
We accept the following forms of payment in U.S. funds:
•	Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FFS or the Fund;
•	Money Line and Automatic Payroll Investment electronic funds transfers;
•	Federal Funds wire transfers;
•	ACH transfers; and
•	Proceeds from a redemption of your money market fund account (for orders placed by your representative or broker-dealer).
We do not accept:
•	Third Party Checks;
•	Traveler’s Checks;
•	Checks drawn on foreign banks;
•	Cash;
•	Post Dated Personal Checks;

•	Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active Fund accounts which have been in existence for at least three (3) months; or
•	Money Orders (bank money orders are an acceptable form of payment when they are received from another financial institution for rollovers that FIS either initiates or has received notice about and has investment instructions).
By Check
You can send us a check for purchases under $1,000,000.  If you are opening a new Fund account, your check must meet the Fund minimum.  When making purchases to an existing account, include your Fund account number on your check.  Generally, investments of $1,000,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement.  We also reserve the right to waive this requirement for checks received directly from another financial institution made payable to Foresters Financial Services, Inc. or the Funds.
By Money Line
With our Money Line program, you can invest in the Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account.  You can invest up to $25,000 a month per fund account through Money Line.
You select the investment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually).
The Money Line investment date you select is the date on which shares will be purchased.  If the investment date falls on a weekend or other day that either we or the banking system is closed, shares will be purchased on the next Business Day.  The proceeds must be available in your bank account two (2) Business Days prior to the investment date.
How To Apply for Money Line:
1.             Complete the Electronic Funds Transfer (“EFT”) section of an application.  In the case of individual accounts, the signature of the bank account owner(s) is (are) not required as long as the customer who signs the application owns (individually or jointly) the bank account.  For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization.  In cases where that bank account owner is a third party, all bank account and mutual fund owners’ signatures will be required and all signatures must be guaranteed.  To establish Money Line for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed.  Generally, Money Line will only be established for an entity when both the mutual fund and the bank accounts have identical owners except for a sole proprietorship or revocable trust account where the grantor and the trustee are the same person.  (Please allow at least ten (10) Business Days for initial processing.)
2.             Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.
3.             Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.
How To Change Money Line:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date.
You may write or telephone us to:
•	Discontinue your Money Line service;
•	Decrease the payment to the minimum amount of $50 per month; and
•	Change the date or frequency of the Money Line payment without increasing the total dollar amount.
Provided that you have telephone privileges, you may telephone us to:

•	Reallocate Money Line to a new or existing account with the same registration; and
•	Increase your total Money Line payment by a maximum of $36,000 per customer per 12 month period using any frequency provided the bank account and Fund account owner(s) are identical or by a maximum of $5,000 per customer per 12 month period if the bank account is owned or controlled by any one of the Fund account owners. Money Line may not be increased by telephone if the bank account is not owned or controlled by one of the Fund account owners. A signature guaranteed request signed by the Fund account owners and bank account owner(s) is required.
For all other changes, you must submit a signature guaranteed written request to Foresters Investor Services, Inc. (“FIS”).  To change from one bank to another or change your bank account number you must also complete and return a new Money Line application.  Allow at least ten (10) Business Days for the change to become effective.
Money Line service will be cancelled upon notification that all fund account owners are deceased or if your account is coded “Do Not Mail”, as explained in this Statement of Additional Information under the heading “Missing or Incorrect TINs and Returned Mail”.  We reserve the right to liquidate your account upon sixty (60) days notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.
By Automatic Payroll Investment
With our Automatic Payroll Investment (“API”) service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year.  To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account.  Contact your company payroll department to authorize the payroll deductions.  If not available, you may consider our Money Line program.
Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.
How To Apply for API:
1.	Complete an API Application.
2.	Complete an API Authorization Form.
3.	Complete the government’s Direct Deposit Sign-up Form if you are receiving a government payment.
4.	Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.
If you have telephone privileges on your account, you can call the Fund directly to change the investment allocations in your API.
By Federal Funds Wire Transfer
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing Fund account.  Generally, investments of $1,000,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement.  We also reserve the right to waive this requirement for checks received directly from another financial institution made payable to Foresters Financial Services, Inc. or the Funds.  Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.
To wire funds to an existing Fund account, you must call 1 (800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited.  To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:
•	12:00 p.m. Eastern Time for our money market fund; and
•	The regularly scheduled close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for all the other funds.
If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information.

By Systematic Investments From Your Money Market Fund
You can invest systematically from your money market fund into shares of another Fund account by completing a Cash Management Fund Payment Form.  Your money market fund shares will generally be redeemed on the same day as the purchase of the other Fund account.  When you are investing into a new Fund account, you must invest at least $600 a year.  The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis.  Systematic Investments are suspended upon notification that all account owners are deceased.  Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.
By Systematic Withdrawal Plan Payment Investments
You can invest Systematic Withdrawal Plan payments from one fund account into shares of another Fund account in the same class of shares for the same Customer Account.  In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Cash Management Fund).
•	You must invest at least $600 a year when investing into a new fund account; and
•	You can invest on a monthly, quarterly, semi-annual, or annual basis.
Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased.  Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.
By Investments Through Certain Retirement Plans
With our Electronic Payroll Investing Center (“EPIC”), certain retirement plans can automatically purchase shares.  To participate, the employer or Third Party Administer (“TPA”) must subscribe to the EPIC service permitting the electronic transfer of money from the employer’s or TPA’s bank to fund the contribution.  By subscribing to EPIC, your employer or its TPA authorizes certain individuals to access and/or use EPIC on its behalf.  Shares purchased through EPIC are purchased on the day the electronic transfer is received by the Fund.  In addition, certain retirement plans, employers and third party administrators receive information regarding your accounts through EPIC.  Contact your company payroll department to authorize the payroll deductions.
Additional Information on How To Sell Shares.
You can sell your Fund shares on any Business Day.  In the mutual fund industry, a sale is referred to as a “redemption.”  The various ways you can redeem your shares are discussed below.  If your shares are held in an omnibus account with a broker-dealer or through a retirement plan platform, these procedures are not applicable.  You can only redeem such shares through your broker-dealer or retirement plan platform provider.  Please consult with your broker-dealer or retirement plan platform provider for their requirements.  Your redemption order will be processed at that day’s price (less any applicable CDSC) provided that it is received in good order in our Edison, NJ office by the regularly scheduled close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.  It is your broker-dealer’s or retirement plan platform provider’s responsibility to promptly transmit orders to us.  Special rules also apply to redemptions from qualified group retirement accounts; we generally can only accept redemption instructions from the plan trustee or administrator.  Please consult your plan trustee or administrator for its procedures.
Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order.  If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase.  If your check is returned to us unpaid and it is redeposited, it may take another fifteen (15) days to verify that it has cleared.  Shareholders may not redeem shares by electronic funds transfer unless the shares have been owned for at least twelve (12) days.  We reserve the right to reject any redemption order to make a check payable to a third party.
Redemptions of shares are not subject to the above verification periods if the shares were purchased via:
•	Automatic Payroll Investment;
•	FFS registered representative payroll checks;

•	Checks issued by Foresters Life Insurance and Annuity Company (“FLIAC”), FFS or FIS;
•	Checks issued through FFS’s General Securities Unit; or
•	Federal Funds wire payments.
For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.
If the amount of your redemption request exceeds the value of your account, your entire account will be redeemed.
Written Redemptions
A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.
If we receive your written redemption request in good order in our Edison, NJ office by the regularly scheduled close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive that day’s price (less any applicable CDSC) for your shares.
If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.
To be considered in good order written requests must include:
1.	The name of the Fund;
2.	Your account number;
3.	The dollar amount, number of shares or percentage of the account you want to redeem;
4.	Share certificates (if they were issued to you);
5.	The requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies;
6.	Signature guarantees, if required;
7.	Appropriate distribution form or other applicable document(s) for retirement accounts and ESAs; and
8.	Other supporting documentation, as required.
If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a redemption from a 403(b)(7) or 457(b) account we may require the signature of your employer or TPA before we effect the redemption.  The transfer agent may, in its discretion, waive certain requirements for redemptions.
For your protection, the Fund reserves the right to require additional supporting legal documentation, to require all paperwork to be dated within sixty (60) days, and to make checks payable only to the account owner(s) or a financial institution for the benefit of the account owner(s), or in the event of his/her death, to the estate or named beneficiaries.
Telephone Redemptions and Other Instructions
You may make redemptions over the phone by calling our Special Services Department at 1 (800) 342-6221 or other designated number from 9:00 a.m. to 5:00 p.m. Eastern Time (orders received after the regularly scheduled close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, are processed the following Business Day) on any Business Day provided:
1.	Telephone privileges are available for your account registration and you have not declined them;
2.	You do not hold share certificates (issued shares);
3.	The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past thirty (30) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a pre-designated bank account or, (c) transferred via Federal Funds wire to a pre-designated bank account from the Cash Management Fund; and
4.	The redemption amount when combined with all other telephone redemptions from the same fund account made on the same day is $100,000 or less.

As long as you have telephone privileges, you may be able to establish Systematic Withdrawal payments as well as change the amount of your Systematic Withdrawal payments on non-retirement and certain retirement accounts, and authorize certain fees to be deducted from your account on certain account registrations.
Electronic Funds Transfer Redemptions
Electronic Funds Transfer (“EFT”) redemptions allow you to redeem shares and electronically transfer proceeds to a pre-designated bank account.
You must enroll in the Electronic Funds Transfer service before using the privilege (see “Money Line”).  To establish EFT redemptions, all owners must sign the application.
For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization.  In cases where the bank account owner is a third party, all bank and mutual fund account owners’ signatures will be required and all signatures must be guaranteed.  To establish EFT redemptions for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed.  EFT redemption privileges will only be established for an entity (except for a sole proprietorship), trust (except for a revocable trust where the grantor and the trustee are the same person), or UGMA/UTMA account when both the mutual fund and the bank accounts have identical owners.  Please allow at least ten (10) Business Days for initial processing.  We will send any proceeds during the processing period by check to your address of record.  You may send written instructions to FIS to request an EFT redemption of shares which have been held at least twelve (12) days.  If FIS is notified that a customer’s EFT was further electronically transferred via ACH to and/or from a bank located outside of the territorial United States, the customer’s EFT privilege will be cancelled.
Each EFT redemption must be electronically transferred to your pre-designated bank account.
If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.
The Electronic Funds Transfer service may also be used to purchase shares (see “Money Line”) and transfer systematic withdrawal payments (see “Systematic Withdrawal”) and both dividend and capital gain distributions to a bank account.
Systematic Withdrawals
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis.  We reserve the right to only send your payments to a U.S. address.  They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).
You can receive payments on a monthly, quarterly, semi-annual, or annual basis.  Your account must have a value of at least $5,000 in non-certificated shares (“unissued shares”).  The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to Foresters Life Insurance and Annuity Company, and systematic investments into another eligible fund account.  The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FLIAC premium payments).
We reserve the right to limit the number of systematic withdrawals that may be established on any one account.  Upon receipt of a systematic withdrawal request we will reinvest dividend and capital gain distributions previously paid in cash, unless we are notified otherwise at the time of request.
Systematic withdrawals in excess of the dividends and other distributions paid by the Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline.  You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals.  Systematic payments are not eligible for the reinstatement privilege.
You should avoid making investments in a fund at the same time that you are taking systematic withdrawals from that fund, unless your investments can be made without paying a sales charge.  Buying shares of a fund during the same period as you are redeeming shares of that fund may not be advantageous to you because you will incur additional sales charges and may also be required to defer the deduction of any capital losses on disposition of the shares for federal income tax purposes because of “wash sale” rules.  See Appendix A – Tax Information.
If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC.  If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.
In-Kind Redemptions
The Fund has reserved the right to make in-kind redemptions. Notwithstanding this reservation, the First Investors Equity Funds, which includes the Fund, have filed a notice of election under Rule 18f-1 of the 1940 Act that commits it to pay in cash all requests for redemptions by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the Fund’s net asset value at the beginning of such period.
Additional Information on How To Use Our Free Exchange Privilege.
Subject to the conditions listed below, you have the right to exchange Class A or Class B shares of any fund on which a sales charge is applicable (“load fund”) for the shares of the same class of any other load fund for the same Customer Account without incurring an additional sales charge.  Subject to the conditions listed below, Advisor Class shares may be exchanged into any other fund in which Advisor Class shares are available and Institutional Class shares may be exchanged into any other Fund in which Institutional Class shares are available.  Subject to conditions listed below, you also have a right to request your Class A shares  to be rebalanced among Class A shares of various funds.  This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change (provided that the new fund is available for sale in your state).  However, since an exchange of fund shares is treated as a redemption of your current fund shares and a purchase of shares of the new fund, it may (except in the case of an exchange from the Cash Management Fund) result in recognition of a taxable gain or loss.  Read the prospectus of the fund you are purchasing carefully before you exchange into it.
Exchange orders are processed when we receive them in good order in our Edison, NJ office.  Exchange orders received in good order prior to the regularly scheduled close of trading on the NYSE will be processed at that day’s prices.
If you place an exchange order with your representative by the regularly scheduled close of regular trading on the NYSE, it will be processed at that day’s price for each fund provided that your order is received by our Edison, NJ office by the regularly scheduled close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.
Exchanges From a Money Market Fund
You can also exchange Class A money market fund shares for another fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account.  The dividends earned on those shares are also eligible for the free exchange privilege.  To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares.  If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege.  The amount available for the free exchange privilege will be reduced by any amount invested into a load fund under your Customer Account that receives a sales charge waiver due to the reinstatement or free exchange privileges.
Systematic Exchanges
You can systematically exchange eligible shares from one of your Fund accounts to another Fund account owned by the customer within the same class of shares at net asset value.
Other Exchange Conditions
There are a number of conditions on the free exchange privilege:
1.	The funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

2.	You may not exchange shares into a different fund if your account has been restricted pursuant to our USA PATRIOT Act policies.
3.	You may only exchange shares within the same class.
4.	Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.
5.	You may exchange to another fund account provided that both the source and the receiving accounts meet the fund minimum after the exchange. This requirement is waived if you are requesting a full exchange to eliminate a low balance account.
6.	The fund you are exchanging into must be eligible for sale in your state.
7.	If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
8.	If you exchange shares to a new fund account, the dividend and capital gain options will apply to the new fund account as well as the original account if it remains open. If you exchange shares into an existing fund account, the dividend and capital gain options on the existing fund account will remain in effect.
9.	If you request an exchange from an account with shares that are subject to a CDSC to another fund account (including an exchange from a Class B load fund account to a Class B money market fund account), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange from a Class A load fund account with shares that are subject to a CDSC to a Class A money market fund account, shares acquired through dividend or capital gains distributions and shares that are not subject to a CDSC will be exchanged before shares that are subject to a CDSC. Shares that are subject to a CDSC will be exchanged into a separate money market account and the CDSC will carry over; however the holding period will be tolled and the CDSC will not be charged unless you redeem from the money market fund. For all other exchanges from an account with shares subject to a CDSC, the receiving account will be credited with shares that are not subject to a CDSC and shares at each CDSC level in proportion to the exchange from the source account. Note: If your exchange is requested as a rebalance and any shares are subject to a CDSC, your rebalance request will not be honored if the request includes Class A shares of a money market fund.
10.	If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.
11.	If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into (“receiving fund”) or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:
	Exchange All Shares to ONE Fund Account	Exchange All Shares to MULTIPLE Funds	Exchange a Portion of Shares to ONE or MULTIPLE Funds	Rebalance
Money Line (ML)	ML moves to Receiving fund	ML stays with Original fund	ML stays with Original fund	ML stays with Original fund
Automatic Payroll Investment (API)	API moves to Receiving fund	API is allocated equally to Receiving funds	API stays with Original fund	API stays with Original fund
Systematic Withdrawals (SWP) (includes RMDs)	SWP moves to Receiving fund	SWP is allocated proportionally to Receiving funds	SWP stays with Original fund	Not Available
Automated Retirement Account Contributions*	$ moves to Receiving fund	$ stays with Original fund	$ stays with Original fund	$ stays with Original fund
* Contributions remitted by the employer for certain retirement accounts.
Telephone Exchanges
Provided you have telephone privileges on your account, you may make exchanges over the phone by calling Special Services at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., Eastern Time.  Orders received after the regularly scheduled close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), are processed the following Business Day.

You may exchange shares of any eligible fund (1) within any participant directed IRA, 403(b)(7) or 457(b) accounts, (2) from an individually registered non-retirement account to an IRA registered to the same owner (provided an IRA application is on file) and vice versa, except in circumstances where documentation is required by applicable regulations; (3) within money purchase pension plans and profit sharing plans, if a Qualified Retirement Plan Application is on file.  Certificate shares cannot be exchanged by phone and for trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.
Written Exchanges
Written instructions are acceptable for any exchange.
1.	Include the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies as set forth in “Specific Account Requirements”.
2.	Include the name and account number of your fund.
3.	Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.
4.	Specify the existing account number or the name of the new fund you want to exchange into.
5.	Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.
6.	For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.
Additional Information About Sales Charge Discounts and Waivers.
The following sales charge discounts and waivers are also available:
1.	Class A shares may be purchased without a sales charge by a special fund account created in connection with the early termination of a First Investors Funds single payment or periodic payment plan by the plan sponsor using its power to modify the terms of the plan. This privilege applies to purchases until the earlier of the expiration of the original plan period or the completion of all payments up to the face amount of the original plan. The privilege also applies to the amount of any partial withdrawal outstanding at the time of the termination of the plan. This privilege will terminate if the shareholder terminates the special fund account for any reason, including transfer of ownership, full redemption or exchange into another fund. Special fund accounts may only be serviced by FFS as broker-dealer.
2.	Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust may buy Class A shares of a fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merrit Inc. may buy Class A shares of a fund with unit distributions at the net asset value plus a sales charge of 1%.
3.	If you own Class A shares of Fund For Income that are attributable to your investment in the Executive Investors High Yield Fund or you own shares of Class A shares of the Growth & Income Fund that are attributable to your investment in the Executive Investors Blue Chip Fund and you have owned these shares continuously since March 13, 2000, or if you have continuously owned Class A shares of the Tax Exempt Opportunities Fund since December 17, 2000, the Fund account in which you own these shares is entitled to the following special sales charge rate on additional investments in those funds: a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-$499,999; and 2.40% on investments of $500,000-$999,999.
4.	Participants in 403(b), 401(a), 401(k) and/or 457(b) omnibus accounts whose sponsors or providers have made special arrangements to offer our Class A shares to their participants on a load-waived basis, may purchase Class A shares without a front-end sales charge.
5.	The sales charge is waived when Class A share systematic withdrawal plan payments from one customer account are automatically invested into Class A shares of a different customer account if the systematic payments between the two accounts were authorized to be made without a sales charge pursuant to an arrangement that existed prior to October 3, 2005.
6.	Participants who were in the City of Torrington Board of Education Retirement Savings Plan as of June 30, 2014 and who were transferred to The Torrington Public Schools 403(b) Retirement Plan as of July 1, 2014 may purchase Class A shares without a front-end sales charge.
The following is additional information about our ROA and SOI policies:

1.	For purposes of shareholders who invest through a broker-dealer, your mailing address of record with your broker-dealer is considered your address of record for ROA purposes.
2.	Accounts maintained for the same customer with different broker-dealers of record and/or different mailing addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.
3.	If you receive mail in an apartment, office, or similar multi-tenant building, your mailing address of record for discount purposes includes your individual unit numbers or designations. Thus, the accounts of shareholders who receive mail in different apartments, office suites, or units within the same building will not be combined for discount purposes.
4.	An SOI will be considered completed if any shareowner who is a party to the SOI dies within the SOI 13 month period.
5.	Participants in 403(b) plans who invest in the funds through a First Investors Funds individual custodial account are treated as individuals for purposes of the funds’ ROA, SOI, and sales charge waiver and discount policies.
6.	Investments in group retirement plans including 401(k) plans profit sharing plans, money purchase plans, deferred benefit plans, Keoghs, ERISA 403(b) and target benefit plans available through a retirement plan recordkeeper or third party administrator are not considered for purposes of any individual participant’s ROA or SOI privileges.
7.	By agreement with us, a sponsor of a governmental retirement plan described in Section 457(b) of the Code (“Eligible 457(b) plan”) may elect for the plan not to be treated as a qualified group retirement plan for purposes of our ROA, SOI, and sales charge waiver and discount policies. Under such an agreement, we will establish a separate Customer account for each Eligible 457(b) plan participant who invests in the funds, register the account under the participant’s address of record, and treat such account as if it were an individual account. Thus, each Eligible 457(b) plan participant will pay the same sales charge on investments in the funds through the plan that he or she would pay if the investments had been made in the participant’s individual account.
Additional Information About Our Signature Guarantee Policies.
In addition to the circumstances listed in the prospectus, the funds require signature guarantees for the following:
1.	When shares are transferred to a new owner.
2.	When certificated (issued) shares are redeemed, exchanged or transferred.
3.	In the case of a natural person(s), to establish any EFT service or to amend banking information on an existing EFT service if the First Investors Fund Account owner(s) and bank account owner(s) are not identical.*
4.	In the case of an entity or trust account, to establish any EFT service or to amend banking information on an existing EFT service.*
5.	For Money Line increases in excess of the amounts permitted by telephone.*
6.	To establish the Expedited Redemption Privilege or amend banking information on an existing Expedited Redemption Privilege. *
7.	If multiple account owners of one account give inconsistent instructions.
8.	When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.
9.	When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
10.	For draft check orders when the address has changed within thirty (30) days of the request.*
11.	For any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.
* For items 3, 4, 5, 6, 9 and 10 a Signature Validation Program stamp will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee.  For items 5 and 9, the Fund’s transfer agent at its discretion, may employ other procedures in lieu of requiring a medallion signature guarantee.
We reserve the right (but have no obligation) to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.
The funds will accept a signature guarantee from their principal underwriter, FFS, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the New York Exchange Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”).  The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized.  If more than one signature is required, each signature must be signature guaranteed.  The funds will not accept a signature guarantee that has been amended or limited in any way.  Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.
The signature guarantee requirements do not apply to transactions or instructions that are communicated to the funds through NSCC Fund/SERV, Networking or via telephone by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with the funds or the funds’ agent.  Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly.  The funds do not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.
The signature guarantee policies of the funds may be amended at any time without prior notice.
Additional Information About Dividends and Other Distributions.
We automatically reinvest dividends and other distributions in additional Fund shares unless otherwise instructed.  We reserve the right to send dividends and other gain distributions that are remitted by check to a U.S. address only.  Dividends and other distributions may be sent via EFT provided this option is either selected for both dividend and other distributions or this option is selected for one and the other is reinvested into the same Fund account.  Upon notification that all account owners are deceased, all distributions will be automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued.  Dividends and other distributions of less than $10 are automatically reinvested.
Except as noted below, for funds that declare daily dividends, shares start earning dividends on the first Business Day following the day of purchase.  Shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.
Information Regarding Basis Reporting and Election
Your redemption or exchange of non-retirement Fund shares (except shares held in an ESA or shares held in the Cash Management Fund) is considered a reportable taxable event for you.  Your gain or loss depends upon your basis in the shares.  Basis information for the redemption or exchange of “Covered Shares” (defined below) must be reported directly to the IRS on Form 1099-B.  Please be aware that the basis information reported on Form 1099-B may not reflect additional adjustments that you are required to make when filing your tax return.
Generally, shares purchased on or after January 1, 2012, in most non-retirement accounts, including shares purchased through dividend reinvestment, are subject to basis reporting requirements.  Shares purchased before that date are not subject to these reporting requirements.  For the purpose of the basis reporting requirements, for those non-retirement accounts for which the Fund is responsible to report redemptions of shares on Form 1099-B, we will deem shares held in your account to be held in two separate accounts: one consisting of shares purchased on or before December 31, 2011, and any shares for which we do not have accurate basis information (“Non-covered Shares”) and one consisting of shares purchased on or after January 1, 2012 for which we have accurate basis information (“Covered Shares”).
When redeeming or exchanging Covered Shares, you have the option to identify in writing which Covered Shares will be redeemed or exchanged from your account.  You need to specify the account or accounts when making this request, since each account that you own is treated separately.  Absent written instructions from you, Covered Shares will be redeemed or exchanged using the Funds’ Default Basis Method, described below.  Your basis method election must be received by FIS, the Funds’ transfer agent, prior to, or at the time of, your redemption or exchange request and may not be changed thereafter.
Using the Funds’ Default Basis Method, we will generally redeem all Non-covered Shares first and will not report basis information for these shares to the IRS on Form 1099-B.  After redeeming all Non-covered Shares, Covered Shares will be redeemed next and the basis information for Covered Shares will be reported to the IRS on Form 1099-B using the average basis method, which means they will be redeemed in a first-in first-out order using the calculated average basis of all Covered Shares.  Once Covered Shares are redeemed in an account using the average basis method, any change in your basis will only be made prospectively.

Unless otherwise instructed, all redemptions and exchanges from an account will be processed using the Funds’ Default Basis Method.  This includes automated redemptions that may take place in your account, such as systematic withdrawals and redemptions to pay certain fees.
In the case of a redemption of Class B shares, they will continue to age and convert into Class A shares in accordance with the schedule set forth in the prospectus, even if the shareholder selects specific shares for purposes of basis reporting.  In other words, the Funds will maintain two sets of records.  First, the Funds will maintain a record that shows the Class B shares that you have purchased for purposes of aging, computation of any CDSC that may be applicable to redemptions, and conversion into Class A shares.  This record will not be affected by whether your redemptions are reported to the IRS under the Funds’ Default Basis method or in accordance with your selection of specific shares for basis reporting.  Second, the Funds will maintain a record of the shares that you have purchased and redeemed for basis reporting purposes.  This record may be different than the aging system record.
If you would like to select a basis determination method other than the Funds’ Default Basis Method, you may contact your broker or FIS directly at 1 (800) 423-4026 to obtain the necessary form for completion.  Upon receipt of the completed form, we will code your basis method that you selected on your account for future transactions.
The Funds do not recommend any particular method of determining basis.  We urge you to consult with your qualified tax adviser regarding basis before you redeem or exchange Covered Shares.  Neither the First Investors Funds nor their affiliates can give you tax or legal advice regarding basis.  The basis determination method that is best for you depends upon your particular tax situation.
Share Certificates
We no longer issue share certificates.  If a previously issued certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $35.
In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request.
Name Changes
A name change may occur due to marriage, divorce, adoption or other reason.  To change your name, use our Name Change/Correction Form or send a letter of instruction with your signature guaranteed, along with a copy of your marriage certificate, divorce decree or court order that confirms the name change.  In lieu of using the Name Change/Correction Form or letter of instruction signature guaranteed, you may send us a certified copy of the document and a letter of instruction.
Transferring Ownership of Shares
A transfer is a change of share ownership from one customer to another.  Unlike an exchange, transfers occur within the same fund.  You can transfer your shares at any time; however, we will only transfer the ownership to a new fund account which has a U.S. address and whose owner meets all other requirements to establish an account including the eligibility to own the particular class of shares being transferred.  All transfers into a new account must meet the minimum initial investment requirements of the particular class of shares of the fund after the transfer of shares is completed.  The fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer of a UTMA or UGMA to a successor custodian for the benefit of the same minor or to the minor upon reaching the age at which custodianship ends.
To transfer shares to a new owner, you must submit a transfer form with:
•	Your account number;
•	Dollar amount, percentage, or number of shares to be transferred;
•	Existing account number receiving the shares (if any);
•	The name, U.S. street address, date of birth, citizenship status, TIN and such other information as may be required by law of each customer receiving the shares; and
•	The original signature of each account owner requesting the transfer with signature guarantee(s).

We will require the transferee to: complete the appropriate application to establish an account; provide the required customer identification program information under the USA PATRIOT Act; and supply any other required information.
Depending upon your account registration, additional documentation may be required to transfer shares.  Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred.  In addition, neither the reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner.  If you are submitting multiple requests, you must specify the order in which the transactions are to be processed or none of the requests will be honored.  Shares that have been transferred into an account must be held for at least one day before the shares may be exchanged for a different Fund; the new owner must sign the exchange request.  You may wish to consult your tax adviser to discuss the different tax implications.  Transfers due to the death of a shareholder require additional documentation.  The Fund’s transfer agent, in its discretion, may waive certain stated requirements for transfers.
A transfer is a change of ownership and may trigger a taxable event.  You should consult your qualified tax adviser before initiating a transfer.  The Fund’s transfer agent and the distributor may refuse any exchange or transfer order that is not in “good order” in accordance with our policies and are not obligated to provide any prior notice before doing so.
Because the funds are sold only through broker-dealers, if you receive shares via a transfer and you do not appoint a broker-dealer on your account application, FFS will not be responsible for the suitability of any exchange and there will be restrictions on your account.  In particular, you will not be able to make additional investments in the funds.  Because you do not have a broker-dealer assigned to your account, we will only accept instructions directly from you to either redeem shares or to exchange shares you currently own into another fund.  You will be permitted to exchange your shares in one fund into any other fund that is available to you under the exchange privileges of the funds, to reinvest dividends or distributions and to redeem fund shares in accordance with the policies and procedures of the funds.  However, you will be solely responsible for any decision to hold, exchange, reinvest or redeem shares in your account.  We will accept instructions from you in written, oral or such other form as we may permit; these instructions must be communicated directly to the transfer agent (see “How to Contact the Fund Directly Through Its Transfer Agent” below).  If you want more information on these policies, or if you decide that you do want to receive investment advice concerning your investments in the Funds, please call the transfer agent at 1 (800) 423-4026.  The transfer agent will provide you with additional information or help you to complete the necessary paperwork to establish an account and assist you in obtaining a representative.
Missing or Incorrect TINs and Returned Mail
If you fail to give us a TIN or you provide us with an incorrect TIN:
1.	We reserve the right to close your account; and
2.	If we are charged a penalty by the IRS, we may debit your account for the penalties imposed plus a processing charge.
If mail is returned to a Fund or an affiliated company of the Fund’s Adviser marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the Fund or an affiliated company of the Fund’s adviser are unable to obtain a current shareholder address, the account status will be changed to “Do Not Mail” to discontinue future mailings and prevent unauthorized persons from obtaining account information.  Telephone privileges, certain automated investments and automated withdrawals will also be discontinued.  If mail is returned to us from the U.S. Post Office with an updated address, we will update your account(s) on our records with the address given by the Post Office.  We reserve the right to update your address without obtaining your signature guaranteed instructions based on the address provided by one of our affiliates or a consumer reporting agency.  We will confirm the address change to both the new and old address.
You can remove the “Do Not Mail” status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee.  In certain circumstances, the Fund’s transfer agent, at its discretion, may employ other procedures in lieu of requiring  a signature guarantee.  Additional requirements may apply for certain accounts.
Returned checks and other distributions will be voided when an account’s status has been changed to “Do Not Mail”.  No interest will be paid on any outstanding checks or checks which have been voided or stopped.  All future dividends and other distributions will be reinvested in additional shares, and additional systematic withdrawals and money line purchases will be stopped until new instructions are provided.  If no activity occurs in your account within a period of time specified by applicable state law and/or we have not been able to contact you at the address of record listed on your account, your fund shares and outstanding dividend and distribution checks may be turned over to the applicable state in accordance with state laws governing abandoned property.
Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with the SEC rules.  A search company or consumer reporting agency may be employed to locate a current address.  The fund may deduct the costs associated with the search from your account.
Summary of FFS’s Privacy Policy
Your privacy is important to us.  We obtain personal information about you for the purposes of processing securities transactions in accordance with your instructions, servicing your accounts, and satisfying legal and regulatory requirements.  The personal information we typically obtain includes your name, address, age, social security number, financial resources, investment objectives, and other personal or financial information.
We maintain physical, electronic and procedural safeguards to protect your information.  We restrict access to your information to only those who need to know that information to service your account.  We share your personal information with our affiliated companies when it is necessary to process your transactions, service your accounts, or maintain your records.  We also share your information with third parties who need such information in order to process your transactions, service your accounts, or maintain your records.  We do not share any information about our current and former customers with anyone except as required or permitted by law or with your consent.  Nor do we share your personal information with our affiliates or with unaffiliated third parties for their use in marketing their products or services.  Information regarding our privacy policy is mailed to you and is available on our website at www.foresters.com.
Transfer on Death Guidelines
Purpose:  To enable the owner(s) of a First Investors mutual fund account who have an MAA or an application for non-affiliated broker-dealers on file to designate one or more beneficiaries to receive shares in the account automatically upon the death of all account owners, outside of probate.  Until the death of all account owners, the TOD beneficiaries have no rights with respect to the account.  A beneficiary must survive all account owners for the transfer to occur in accordance with the TOD registration.
Eligible Owners:  Only a natural person, or two natural persons holding the account as Joint Tenants with Rights of Survivorship (JTWROS) or Tenants by the Entireties (TE) may establish an account in TOD form.  Tenants in Common are ineligible for TOD registration.
Eligible Beneficiary:  The account(s) owner may designate one or more than one beneficiary.  Upon the death of all account owners, shares will be divided equally among the surviving beneficiary(ies).  A beneficiary may be an individual or an entity.  No designation such as Lineal Descendants (LD) or Lineal Descendants Per Stirpes (LDPS) is permitted.
Registration of the Account:  It is our policy to include the name of each beneficiary in the account registration.  If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read “Multiple Beneficiaries on File”.  Confirmation regarding the beneficiary information will be sent to you.  The TOD registration of the account and the beneficiaries designated on the account shall not change unless the TOD registration of the account is revoked by all owners or the beneficiary designation is changed by all owners.
Exchanges:  Shares exchanged out of the account into new First Investors mutual fund accounts will continue to be registered in TOD form, unless FIS is instructed to the contrary.  Shares exchanged into an existing fund account will contain the registration of the account receiving the shares.  Provided that you have not declined telephone privileges, an account owner including one owner of a jointly held TOD account, acting alone and without the consent of the other joint owners, may exchange shares from a TOD registered account into a non-TOD account, from a non-TOD account to an existing TOD account and between TOD accounts with different beneficiaries provided the accounts are registered to the identical owners.
Changes to TOD Registration during the Life of the Owner(s):  An owner(s) may change or revoke TOD registration at any time by sending written instructions acceptable to FIS, signed by the owner(s).  If there are multiple owners, all owners must sign the instructions.  A TOD registration form validly executed by the owner(s) and received by our home office in “good order” revokes a prior one.  A TOD registration may not be changed or revoked by will, codicil or oral communication.  The death of an owner of an account will not automatically revoke TOD registration.  The surviving owner will receive title to the shares in the account and will need to re-register the account.  The surviving owner may, at any time during his or her lifetime, revoke or change the designation of beneficiary.
Death of a Designated TOD Beneficiary:  If one of the multiple designated beneficiaries predeceases the account owner(s), the amount otherwise payable to such beneficiary shall be payable to the other remaining beneficiaries.  If none of the beneficiaries survive all account owners, the account will be treated as belonging to the last surviving owner’s estate. If a beneficiary survives all owners but is not alive at the time the shares are presented for re-registration, the shares will become part of the estate of the beneficiary.
Transfer to Designated TOD Beneficiary Upon the Owner’s Death:  FIS will process a transfer to the designated TOD beneficiary(ies) upon receipt of the following: (a) evidence of the death of the account owner(s) (e.g., a certified copy of the death certificate); (b) inheritance tax waivers and/or affidavit of domicile of the owner; (c) a fully executed copy of Certification of Entitlement to TOD Account; (d) if the beneficiary is a minor, an affidavit from the parent or guardian attesting that the minor survived the owner; (e) if certificates have been issued, the certificates with appropriate endorsements; and (f) a fully executed application signed by the beneficiary, unless one is already on file.
Spousal Consent:  If the account owner(s) lives in a community property state (e.g., Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), spousal consent may be required to name a TOD beneficiary other than the spouse.  An account owner(s) should consult with his or her legal adviser.  FFS has no obligation to determine an account owner’s marital status, whether property placed into an account is separate or community property, or whether spousal consent is necessary.
Tax and Legal Consequences of TOD Registration:  Neither FFS, nor any of its affiliated companies, officers, directors, employees, agent, manager or representatives are responsible for determining the tax and legal consequences of an account owner’s decision to register securities in TOD form.  Please consult your legal and tax advisers before electing TOD registration.  The TOD accounts are governed by the STA TOD rules except to the extent modified by FFS.  FFS shall not be responsible to the designated TOD beneficiary for dividends and other distributions in respect of a security registered in TOD form paid in cash after the death of the last surviving account owner but before the transfer of shares.
STA Guidelines:  First Investors Funds  TOD registrations are established under the laws of New Jersey.  The First Investors Funds offer TOD accounts to shareholders irrespective of their state of residence.  It is First Investors Funds’ policy to follow STA Guidelines on TODs to the extent that they are not inconsistent with First Investors Funds TOD Guidelines.
Future Changes in Guidelines and Rules:  These guidelines are subject to change by FFS at any time without prior written notice.
How To Contact The Fund Directly Through Its Transfer Agent.
While we encourage you to use the services of your representative, if you want or need to contact the Fund directly, you can:
1.             For Overnight Mail, write us at:
Foresters Investor Services, Inc.
Raritan Plaza I, 8th Floor
Edison, NJ 08837-3620
2.             For Regular Mail, write us at:
Foresters Investor Services, Inc.
P.O. Box 7837
Edison, NJ 08818-7837

3. Call our Shareholder Services Department at:
   1 (800) 423-4026
4. Visit us at any time on-line at:
    www.foresters.com
Telephone Requests:
If you have telephone privileges on your account, you can call Foresters Investor Services, Inc. (“FIS”) to request redemptions, exchanges, reallocations of Money Line or API investments, and increases of Money Line investments, subject to the limits of our policies.
Whether or not you have telephone privileges, you may call FIS provided your account is not coded “Do Not Mail”:
To update or correct your:
•	Address or phone number;
•	Birth date (important for retirement distributions); and
•	Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and other distributions (available for certain accounts only).
To request:
•	Cancellation of your Systematic Withdrawal Plan;
•	A stop payment on a dividend, redemption or money market draft check;
•	To cancel or decrease (minimum of $50 per month) Money Line payments;
•	A duplicate copy of a statement, cancelled check or tax form:
	Cancelled Check Fees:	$10 fee for a copy of a cancelled dividend, liquidation, or investment check.

	Duplicate Tax Form Fees:	Current Year - Free
Prior Year(s) - $7.50 per tax form per year.
•	Cancellation of cross-reinvestment of dividends and other distributions;
•
A history of your account.  Current year and the previous two-year histories are provided free of charge, however, there may be a fee for prior periods.  Account histories are not available prior to 1974.

Statements and Confirmation Statements
You should review your statements and confirmation statements carefully.  If you fail to notify us of any errors or omissions within thirty (30) days of the date that a statement or confirmation statement is mailed to your address of record or sent by electronic delivery, we will assume that your statement or confirmation statement is correct and we will not accept responsibility for any resulting liability.  We reserve the right to provide notification of certain transactions on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.
E-Mail Policies
You can e-mail our transfer agent, FIS at investorservices@foresters.com with general account and service-related inquiries such as requests for:
•	Literature on our funds and services;
•	Prospectus, annual report, and Statements of Additional Information;
•	Duplicate statements;
•	Procedural information; and
•	Account research.
Except for purchase orders received from a retirement plan employer or Third Party Administrator, e-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders.  The First Investors Funds will not honor trades or address change requests sent to us from customers via e-mail.

Web Access
You can access information about the Fund, Fund prices and other company information at your convenience - 24 hours a day, seven (7) days a week - through our website at www.foresters.com.
After you have created a username and password, our web site allows you to:
•	Review your current account balance, portfolio breakdown and beneficiary designations;
•	Enroll in electronic delivery notification (“EDN”) of statements and certain reports;
•	View current and previous years transactions, such as investments and redemptions;
•	Access your Quarterly Master Account Statement for the previous 5 years;
•	Verify that money market checks have cleared;
•	Obtain current tax forms and tax forms for the previous 5 years;
•	View your registered representative’s name, telephone number and office information; and
•	Change your password, nickname and e-mail address.
To begin using these benefits, follow the directions below:
•	Visit us at www.foresters.com or call us at 1 (800) 423-4026 for assistance.
•	From our web site home page, select Account Access. Click on “Need to Register?” on the upper right side of the page or click registering online in the body of the text regarding setting up online access. Enter the required personal information.
•	Create a personalized User Name and Password and provide a valid e-mail address. You will be sent two
e-mails, one confirming you have successfully registered for Web Access and a second e-mail providing an 8-digit verification code.
•	Click Login and enter your personalized User Name and Password. Enter the 8-digit verification code (case sensitive) from the confirmation e-mail.
Keep your password confidential to safeguard your account.  Contact us immediately if someone else has obtained your password or accessed your account.  Foresters Financial’s web site uses state of the art encryption technology to keep your account information private.  We recommend that you use 128-bit encryption when viewing your account information.
The First Investors Funds do not accept orders for transactions or address updates via our web site.  For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access.
DETERMINATION OF NET ASSET VALUE
In calculating its net asset value (“NAV”), the Fund generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices.  Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service.  If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the regularly scheduled close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Fund’s Board.  Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities may also be priced by pricing services approved by the Board.  The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  The pricing service, its methodology or the threshold may change from time to time.  In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default.

Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1).  Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV.  “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis.  Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.  For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.
Emergency Pricing Procedures For The Fund.
The Fund’s Board may suspend the determination of the Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.
In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Fund will apply the following procedures:
1.	The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that it would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.
2.	For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:
(a)	In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FFS’s Edison, NJ offices prior to the regularly scheduled close of regular trading on the NYSE; and
(b)	In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FFS branch office or an authorized dealer prior to the regularly scheduled close of regular trading on the NYSE.
3.	If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.
4.	On business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.
ALLOCATION OF PORTFOLIO BROKERAGE
The Adviser and/or subadviser, as applicable, have authority to select broker-dealers that are used to effect portfolio transactions for the Fund.  Portfolio transactions are generally structured as agency transactions or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally pays a dealer mark-up or selling concession.  In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission.  The Fund may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.
In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadviser considers, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available.  The Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or to the subadviser.  Additionally, the Adviser retains investment discretion over the accounts and may request the subadviser to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the

Adviser.  Also, if approved by the Board of the Fund, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.
The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research.  Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services.  In other words, there is no separately stated charge for the research.  Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio.  The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it.  The broker-dealer in turn pays the third-party that is the original source of the research.
The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees.  The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service.  In other words, the Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds.  A subadviser may likewise use research obtained with commissions to service their other clients.
The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper Investment Management and iMoneyNet.  These services are used by the Adviser both for research and non-research purposes.  The Adviser allocates a portion of the Lipper Investment Management service to non-research use for the benefit of the Adviser, and the Adviser pays for this portion with hard dollars.  Both services are also used to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds, which the Adviser allocates to non-research use for the benefit of the Fund.  The Fund pays the portion of the cost of these services in hard dollars or, if the Fund acquires the services with commissions, the cost is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.
The Adviser or subadviser, as applicable, may combine transaction orders placed on behalf of the Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds.  The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares.  Moreover, no broker-dealer affiliated with FIMCO or Lazard participates in commissions generated by portfolio orders placed on behalf of the Fund.

CREDIT RATINGS INFORMATION
Standard & Poor's ("S&P") Long-Term Issue Credit Ratings.
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable.  S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute; and
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.  The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Moody's Investors Service, Inc. ("Moody's") Long-Term Obligation Ratings.
Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Inc. ("Fitch") Long-Term Obligation Ratings.
The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.
AAA: Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Obligations rated CCC are deemed to have substantial credit risk. CCC ratings indicate that default is a real possibility.
CC: Obligations rated CC are deemed to have very high levels of credit risk. CC ratings indicate that default of some kind appears probable.
C: Obligations rated C are deemed to have exceptionally high levels of credit risk. C ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.
S&P Short-Term Issue Credit Ratings.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Credit Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Short-Term Credit Ratings.
Fitch Ratings' short-term ratings are based on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.
F2: A rating of F2 denotes an obligation of good short-term credit quality. It indicates good intrinsic capacity for timely payment of financial commitments.
F3: A rating of F3 denotes an obligation of fair short-term credit quality. It indicates the intrinsic capacity for timely payment of financial commitments is adequate.
B: A rating of B denotes an obligation that is speculative short-term credit quality. It indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: A rating of C denotes an obligation of high short-term default risk. Default is a real possibility.
RD: A rating of RD denotes Restricted Default.  It indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
D: A rating of D denotes Default.  It indicates a broad-based default event for an entity, or the default of a short-term obligation.
S&P Short-Term Municipal Note Credit Ratings.
A Standard & Poor's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:
• Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Moody's Short-Term Municipal Debt Credit Ratings.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION
Custodian.  The Bank of New York Mellon Corp. (“BNY Mellon”), One Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.  BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.
Audits and Reports.  The accounts of the Fund are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.
Legal Counsel.  K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Fund.
Transfer Agent.  Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FFS, acts as transfer agent for the Fund and as redemption agent for regular redemptions. FIS provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Fund.  FIS receives fees from the Fund that are assessed primarily based upon the number and type of accounts that are maintained, or in the case of the Institutional Class shares via an asset based fee, in accordance with a fee schedule that is approved by the Board of the Fund.  In addition, the Fund reimburses FIS for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items.  The Transfer Agent's telephone number is 1 (800) 423-4026.
Retirement and Other Tax-Deferred Accounts.  Foresters Financial Services, Inc. acts as custodian or trustee on certain retirement and other tax-deferred accounts (such as IRAs, 403(b)s, 457s and ESAs) that are opened and maintained through FIS on behalf of the custodian/trustee.  There is an annual custodial fee for each type of account serviced by the custodian, irrespective of the number of Funds that are held in the account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and previously described in this SAI.  The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.
Shareholder and Trustee Liability.  The Trust is organized as a Delaware statutory trust.  The Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.
Each Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund.  Each Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote.  The Fund’s Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  The Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION
The following is a general discussion of the federal tax law considerations affecting the First Investors Funds (each, a “Fund”).  The discussions of the General Tax Treatment of Distributions and Dispositions of Shares, Taxation of the Funds in General, and Special Rules for Tax Exempt Funds  (see Sections B, C and D below, respectively) generally are not applicable to shareholders who hold Fund shares through an IRA, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle.  If you have purchased Fund shares through a variable annuity contract or a variable life insurance policy, you should also review the prospectus and statement of additional information (“SAI”) for that product for information concerning taxes.  If you have purchased shares of a Tax Exempt Fund (as defined below) (see “D.  Special Rules for Tax Exempt Funds” below), you should read the prospectus and SAI of that Fund for information concerning state and local tax considerations.
A.   Compliance with Subchapter M
Each Fund, which is treated as a separate corporation for federal tax purposes, (1) has elected to be, and has qualified each taxable year for treatment as, a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) or (2) if it had not completed a taxable year by the date of this SAI, will elect to be and to qualify each taxable year for treatment as a RIC,.  To continue qualifying, or to qualify for treatment as a RIC, a Fund must meet the following requirements each taxable year:
(1) The Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”, and net gains and losses from certain foreign currency transactions), and 90% of its net exempt interest income all determined without regard to any deduction for dividends paid (“Distribution Requirement”);
(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
(3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for those purposes, includes a QPTP’s equity securities), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).
If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  Those shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” (see “D. Special Rules for Tax-Exempt Funds” below) and distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income; except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), the part thereof that is “qualified dividend income” (as described below) would be subject to federal income tax at the rates for net capital gain ‑‑ a maximum of 15% for individual and certain other non-corporate shareholders with taxable income not exceeding certain threshholds and 20% for non-
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corporate shareholders with taxable income exceeding the threshholds, which will be adjusted for inflation annually (collectively, “Maximum Capital Gain Rates”).  All or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
B.   General Tax Treatment of Distributions and Dispositions of Shares
Dividends a Fund distributes to its shareholders that are derived from it’s investment company taxable income (and, in the case of an Equity/Income Fund (as defined below), its net tax-exempt interest income) are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares.  Distributions from a Fund’s net capital gain are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; those distributions from a Fund that is a series of First Investors Equity Funds or First Investors Income Funds (each, an “Equity/Income Fund”) are subject to the Maximum Capital Gain Rates.  Dividends and other distributions also may be subject to state and local taxes.
A portion of the dividends from a Fund's investment company taxable income may be eligible for (1) the Maximum Capital Gain Rates, which apply to “qualified dividend income” that non-corporate shareholders receive, and (2) the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the Maximum Capital Gain Rates, certain foreign corporations.  In addition, the availability of those rates and the dividends-received deduction is subject to certain holding period and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid -- which holding period restrictions may significantly reduce, or even eliminate, the amount of dividends the Fund earns that will constitute qualified dividend income (and, therefore, be distributable as such to its shareholders) -- and on each shareholder with respect to the Fund shares on which the Fund dividends were paid.  Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax (“AMT”).
Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.  Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.
Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the Maximum Capital Gain Rates.  If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see “D. Special Rules for Tax Exempt Funds” below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  A loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (a so-called “wash sale”) (which could occur, for example, as a result of reinvesting Fund distributions).  In that event, the basis in the acquired shares will be adjusted to reflect the disallowed loss.
If an investor buys shares shortly before the record date of a dividend or other distribution, the entire amount received will be taxable even though a part of the distribution is actually a return of part of the purchase price.  This is called “buying a distribution. ”  There is no advantage to buying a distribution, because a Fund’s NAV per  share is reduced by the amount of the distribution.
Each Fund must withhold and remit to the U.S. Treasury “backup withholding” at the current rate of 28% of taxable dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any non-corporate shareholder who fails to certify that the TIN furnished to the Fund is correct, who furnishes an incorrect TIN, or (except with respect to redemption proceeds) who is designated by the IRS as being subject to backup withholding.  Backup withholding does not constitute an additional tax and may be claimed as a credit on a shareholder’s federal income tax return.
The Code does not require a RIC to issue a Form 1099-DIV to report taxable distributions for a year of less than $10 per Fund account, unless the account is subject to IRS-imposed back-up withholding.
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A Fund shareholder who wants to use a method other than the average basis method for determining basis in his or her Covered Shares must elect to do so in writing.  If a Fund shareholder fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Funds’ Default Basis Method, which is average basis.  If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so.  The basis determination method a Fund shareholder elects (or the Default Basis Method) with respect to a redemption of Covered Shares may not be changed after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its transfer agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including taxable dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers).  This tax is in addition to any other taxes due on that income.  A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Dividends from a Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax unless (1) a reduced rate of withholding or a withholding exemption is provided under an applicable treaty or (2) the non-U.S. person’s ownership of the Fund’s shares is effectively connected with a trade or business within the United States the person conducts.  However, two categories of dividends paid by an Equity/Income Fund, “short-term capital gain dividends” and “interest-related dividends,” will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares paid after December 31, 2018”.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  Entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and TIN of each such owner.
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The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
C.   Taxation of the Funds in General
Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid.  The Global Fund and the International Fund, each a series of First Investors Equity Funds, each has filed such an election with the IRS for each taxable year in which it has been eligible to do so.  Pursuant to election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income.  If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the Maximum Capital Gain Rates on non-corporate shareholders’ “qualified dividend income” described above.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
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A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund’s adjusted basis in that stock as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
If a Fund invests in non-municipal zero coupon or other securities issued with OID, the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year.  Similarly, a Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as “qualifying” income under the Income Requirement.
Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index, but excluding listed options to buy or sell stock) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to section 1256 of the Code (each a “section 1256 contract”).  Any section 1256 contract a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those
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made before the losses were realized) would be characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes.  Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
The rules described in the preceding paragraph do not apply, however, if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle.  A qualified covered call option is defined as any option granted by a Fund, , to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determines has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” and (4) gain or loss with respect to the option is not ordinary income or loss.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.  If a Fund allows a purchased call option to lapse, it will realize a capital loss.  If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs.  The sale of a U.S. real property interest by a REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to the Fund’s shareholders that are non-U.S. persons, who are urged to consult their tax advisers regarding those consequences.
A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S.
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Treasury Department and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 35%) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to non-U.S. persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  A Fund will not invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a Fund’s also having to re-categorize some of the distributions it made to its shareholders.  These changes would be reflected in the annual Forms 1099 sent to shareholders, which generally will be distributed in February of each year.  A Fund may, however, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to shareholders on a single form (rather than having to send them amended forms).
D.   Special Rules for Tax Exempt Funds
Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities (each a “Tax Exempt Fund”).
The portion of the dividends a Tax Exempt Fund pays equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of capital gains) will qualify as “exempt-interest dividends” and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Tax Exempt Fund intends to continue to satisfy this requirement.  The aggregate dividends excludable from a Fund’s shareholders’ gross income may not exceed its net tax-exempt income.  Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code; they should consult their tax advisers concerning this matter.
If shares of a Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.
Except as noted in the following sentence, (1) tax-exempt interest paid on certain private activity bonds (“PABs”) (including, to the extent a Tax Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the AMT and (2) interest on all tax-exempt obligations is included in a corporation’s “adjusted current earnings” for AMT purposes (“ACE”), without regard to whether a Tax Exempt Fund’s tax-exempt interest is attributable to PABs.  Interest on PABs is not a tax preference item, nor is it included in a corporation’s ACE, with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009.  Entities or other persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should
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consult their tax advisers before purchasing shares of a Tax Exempt Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax.  For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose “modified adjusted gross income” (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax Exempt Fund shares is not deductible for federal income tax purposes.
A Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”).  Market discount on such a bond that is less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded.   Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date thereof to the date of its maturity.  Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition.  In lieu of treating the disposition gain as above, a Tax Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.
If a Tax Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders, at the Maximum Capital Gain Rates in the cases of non-corporate shareholders.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax Exempt Fund.
E.   Special Rules for Fund-of-Funds
In certain circumstances under which a Fund invests its net investable assets in shares of a combination of underlying funds (each, an “Underlying Fund”), the Fund’s income will consist of distributions from the Underlying Funds and net gains realized from the disposition of Underlying Fund shares.  If an Underlying Fund qualifies for treatment as a RIC -- each existing Underlying Fund for which FIMCO is the investment adviser has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to a Fund from the Underlying Fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income to the extent of the Underlying Fund’s earning and profits and (2) distributions paid to the Fund from the Underlying Fund’s net capital gain will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Fund’s shares.  If a Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis in the newly purchased shares.
An Underlying Fund will be eligible to elect to “pass-through” to its shareholders (including an investing Fund) the benefit of the foreign tax credit or deduction with respect to any foreign taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations (see “C. Taxation of the Funds in General” above).  An investing Fund that does not meet that requirement, however, will not qualify to pass that benefit through to its shareholders, unless it is a “qualified fund of funds” (that is, a RIC that, at the close of each quarter of its taxable year, has at least 50% of the value of its total assets represented by interests in other RICs).

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APPENDIX B:
 PROXY VOTING GUIDELINES
Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.
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APPENDIX C:
 PROXY VOTING GUIDELINES
Attached is a copy of Lazard’s Proxy Voting Policies and Procedures.

II-C-1

PART C. OTHER INFORMATION
Item 28.		Exhibits
(a)	(i)	Certificate of Trust[1]
	(ii)(A)	Amended and Restated Trust Instrument[9]
	(ii)(B)	Amended and Restated Schedule A to Trust Instrument – (to be filed by subsequent amendment)
(b)		Amended and Restated By-laws[9]
(c)		Shareholders rights are contained in Articles IV, V, VI, IX and X of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws
(d)	(i)(A)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (“FIMCO”) (now, Foresters Investment Management Company, Inc.)[4]
	(i)(B)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO – (to be filed by subsequent amendment)
	(ii)(A)	Amended Subadvisory Agreement among FIMCO, Registrant and Wellington Management Company LLP (“Wellington”) with respect to the First Investors Global Fund[6]
	(ii)(B)	Subadvisory Agreement among FIMCO, Registrant and Wellington with respect to the First Investors Hedged U.S. Equity Opportunities Fund[11]
	(iii)	Amended Subadvisory Agreement among FIMCO, Registrant and Vontobel Asset Management, Inc. (“Vontobel”)[6]
	(iv)	Amended Subadvisory Agreement among FIMCO, Registrant and Smith Asset Management Group, L.P. (“Smith”)[6]
	(v)	Subadvisory Agreement among FIMCO, Registrant and Ziegler Capital Management, LLC (“ZCM”)[10]
	(vi)	Subadvisory Agreement among FIMCO, Registrant and Lazard Asset Management LLC (“Lazard”) – (to be filed by subsequent amendment)
(e)	(i)(A)	Underwriting Agreement between Registrant and First Investors Corporation (“FIC”) (now, Foresters Financial Services, Inc.)[4]
	(i)(B)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and FIC – (to be filed by subsequent amendment)
(f)		Bonus, profit sharing or pension plans – none
(g)	(i)(A)	Custody Agreement between the predecessor series of the First Investors Income
1

Funds and The Bank of New York Mellon Corp. (“BNY”)[2]
	(i)(B)	Amended and Restated Exhibit A to Custody Agreement – (to be filed by subsequent amendment)
	(ii)	Foreign Custody Manager Agreement between First Investors Equity Funds and BNY[9]
(h)	(i)(A)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp. (now, Foresters Investor Services, Inc.)[3]
	(i)(B)	Amended and Restated Schedule A to the Transfer Agent Agreement – (to be filed by subsequent amendment)
	(ii)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Real Estate Fund[8]
	(ii)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors Real Estate Fund[9]
	(iii)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Covered Call Strategy Fund[10]
	(iv)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Hedged U.S. Equity Opportunities Fund[11]
(i)		Opinion and Consent of Counsel – (to be filed by subsequent amendment)
(j)		Consent of Independent Registered Public Accounting Firm – none
(k)		Financial statements omitted from prospectus – none
(l)		Initial capital agreements – none
(m)	(i)(A)	Amended and Restated Class A Distribution Plan[6]
	(i)(B)	Amended and Restated Schedule A to Class A Distribution Plan – (to be filed by subsequent amendment)
	(ii)(A)	Class B Distribution Plan[1]
	(ii)(B)	Amended and Restated Schedule A to Class B Distribution Plan[3]
(n)	(i)(A)	Amended and Restated Plan Pursuant to Rule 18f-3[7]
	(i)(B)	Amended and Restated Schedule A to Plan Pursuant to Rule 18f-3 – (to be filed by subsequent amendment)
(o)		Reserved
(p)	(i)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters[9]

2

(ii)	Code of Ethics of Wellington[11]
(iii)	Code of Ethics of Vontobel[9]
(iv)	Code of Ethics of Smith[9]
(v)	Code of Ethics of ZCM[10]
(vi)	Code of Ethics of Lazard – (to be filed by subsequent amendment)
Other Exhibits
Powers of Attorney for Messrs. Barton, Scutro, and Ward[4]
Powers of Attorney for Mses. Artmann and Barneby[5]
___________________________________________
[1]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 42 to Registrant’s Registration Statement (File No. 033-46924) filed on January 27, 2006.
[2]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to First Investors Income Funds’ Registration Statement (File No. 002-89287) filed on January 27, 2006.
[3]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to Registrant’s Registration Statement (File No. 033-46924) filed on June 8, 2006.
[4]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 53 to Registrant’s Registration Statement (File No. 033-46924) filed on January 28, 2011.
[5]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 57 to Registrant’s Registration Statement (File No. 033-46924) filed on November 15, 2012.
[6]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 61 to Registrant’s Registration Statement (File No. 033-46924) filed on January 28, 2013.
[7]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 65 to Registrant’s Registration Statement (File No. 033-46924) filed on February 21, 2013.
[8]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 76 to Registrant’s Registration Statement (File No. 033-46924) filed on April 2, 2015.
[9]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 79 to Registrant’s Registration Statement (File No. 033-46924) filed on January 27, 2016.
[10]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 82 to Registrant’s Registration Statement (File No. 033-46924) filed on March 31, 2016.
[11]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 85 to Registrant’s Registration Statement (File No. 033-46924) filed on July 29, 2016.

Item 29.  Persons Controlled by or Under Common Control with the Registrant
There are no persons controlled by or under common control with the Registrant.
Item 30.  Indemnification
Article IX of the Amended and Restated Trust Instrument of the Registrant provides as follows:
Section 1. LIMITATION OF LIABILITY.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future,
3

shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust or Series, as applicable, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust or any Series, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust, a Series or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. INDEMNIFICATION.
(a) Subject to the exceptions and limitations contained in subsection (b) below:
(i) every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.
(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b) No indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or Series, as the case may be; or
(ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or a Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
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(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust or the applicable Series, as the case may be, is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust or the applicable Series, as the case may be, nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3. INDEMNIFICATION OF SHAREHOLDERS.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the Amended and Restated By-laws of the Registrant provides as follows:
 Section 3 Advance Payment of Indemnifiable Expenses.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b)
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the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Number 7 of the Registrant's Investment Advisory Agreement provides as follows:
7. Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.
Number 5 of the Registrant’s Subadvisory Agreements provide as follows:
5. Liability of the Subadviser.  The Subadviser agrees to perform faithfully the services required to be rendered to each Trust and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by a Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to a Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.  Nothing in this Agreement shall protect the Subadviser from any liabilities that it may have under the 1933 Act or the 1940 Act.
Number 12 of the Registrant's Underwriting Agreement provides as follows:
12.  Limitation of Liability.  The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement.  Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended (“1993 Act”), or the 1940 Act.
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The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The trustees and officers of the Registrant are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.
Item 31. Business and Other Connections of the Investment Adviser and Subadvisers
Foresters Investment Management Company, Inc. (“FIMCO”) is a registered investment adviser and provides investment management services to the Registrant.  The description of FIMCO under the caption “Fund Management in Greater Detail” in the Prospectus and under the caption “Management of the Funds” in Parts I and II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption “Trustees and Officers” and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.
Wellington Management Company LLP (“Wellington”) is a registered investment adviser and serves as an investment subadviser to the Global Fund and Hedged U.S. Equity Opportunities Fund, each a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Wellington during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-15908).
Vontobel Asset Management, Inc. (“Vontobel”) is a registered investment adviser and serves as an investment subadviser to the International Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature
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engaged in by the officers, directors and partners of Vontobel during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-21953).
Smith Asset Management Group, L.P. (“Smith”) is a registered investment adviser and serves as an investment subadviser to the Select Growth Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Smith during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-50835).
Ziegler Capital Management, LLC (“ZCM”) is a registered investment adviser and serves as an investment subadviser to the Covered Call Strategy Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of ZCM during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-64334).
Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and serves as an investment subadviser to the Long Short Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Lazard during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-61701).
Item 32. Principal Underwriters
(a) Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Modified Single Premium Variable Life Insurance (Separate Account E)
(b)	The following persons are the officers and directors of the Underwriter:
The principal business address of each director and officer listed below is c/o First Investors Funds Legal Department, 40 Wall Street, New York, New York 10005.
Name	Position and Office with Foresters Financial Services, Inc.	Position and Office with Registrant

William M. Lipkus	Director and Chairman	President
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Name	Position and Office with Foresters Financial Services, Inc.	Position and Office with Registrant

Larry Noyes	Director and President	None

Francis X. Gannon	Chief Financial Officer and Treasurer	None

George D. Karris	Senior Vice President	None

Frederick Miller	Senior Vice President	None

Laury Heydon-O’Neil	Vice President – Marketing	None

Elizabeth Reilly	Vice President	None

Marjorie Solowey	Vice President	None

William J. Vogt	Vice President	None

Mark Segal	Assistant Vice President	None

Carol Lerner Brown	Assistant Secretary	Assistant Secretary

Jay Stainsby	Assistant Secretary	None

(c) Not applicable

Item 33. Location of Accounts and Records
Physical possession of the books, accounts and records of the Registrant are held by Foresters Investment Management Company, Inc. and its affiliated companies, Foresters Financial Services, Inc. and Foresters Investor Services, Inc., at their corporate headquarters, 40 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by the Registrant's Custodian, The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286; at offsite locations at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records); and Foresters Investment Management Company, Inc.’s parent company, The Independent Order of Foresters, 789 Don Mills Road, Toronto, Canada M3C 179.

Item 34. Management Services
Not Applicable.
Item 35. Undertakings
None.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 87 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 7th day of September 2016.
FIRST INVESTORS EQUITY FUNDS

By:	/s/ William M. Lipkus
William M. Lipkus
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 87 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William M. Lipkus	President	September 7, 2016
William M. Lipkus

/s/ Joseph I. Benedek	Treasurer	September 7, 2016
Joseph I. Benedek

/s/ Susan E. Artmann	Trustee	September 7, 2016
Susan E. Artmann*

/s/ Mary J. Barneby	Trustee	September 7, 2016
Mary J. Barneby*

/s/ Charles R. Barton, III	Trustee	September 7, 2016
Charles R. Barton, III*

/s/ Arthur M. Scutro, Jr.	Chairman of the Board	September 7, 2016
Arthur M. Scutro, Jr.*	And Trustee

/s/ Mark R. Ward	Trustee	September 7, 2016
Mark R. Ward*

* By:	/s/ Mary Carty
Mary Carty (Attorney-in-Fact)